UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement.

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]	Definitive Proxy Statement

[ ]	Definitive Additional Materials.

[ ]	Soliciting Material Pursuant to §240.14a-12

TORTOISE ENERGY POWER & ENERGY INFRASTRUCTURE FUND INC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee paid previously with preliminary materials.

[ ]	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

TORTOISE ENERGY INFRASTRUCTURE CORPORATION
TORTOISE POWER AND ENERGY INFRASTRUCTURE FUND, INC.
TORTOISE MIDSTREAM ENERGY FUND, INC.
TORTOISE PIPELINE & ENERGY FUND, INC.
TORTOISE ENERGY INDEPENDENCE FUND, INC.
ECOFIN SUSTAINABLE AND SOCIAL IMPACT TERM FUND

6363 College Boulevard, Suite 100A
Overland Park, Kansas 66211

July 8, 2024

Dear Fellow Stockholder:

You are cordially invited to attend the combined annual meeting of stockholders of each of Tortoise Energy Infrastructure Corporation (“TYG”), Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”), Tortoise Midstream Energy Fund, Inc. (“NTG”), Tortoise Pipeline & Energy Fund, Inc. (“TTP”), Tortoise Energy Independence Fund, Inc. (“NDP”) and Ecofin Sustainable and Social Impact Term Fund (“TEAF”) (each a “Company” and collectively, the “Companies”) on Thursday, August 8, 2024 at 10:00 a.m., Central Time at 6363 College Boulevard, Suite 100A, Overland Park, Kansas 66211.

At the meeting, you will be asked:

●	For all Companies: To elect one director of the Company;

●	For all Companies: To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending November 30, 2024;

●	For all Companies: To consider and take action on a non-binding Stockholder Proposal submitted by activist investor Saba Capital Master Fund, Ltd., through its investment adviser Saba Capital Management, L.P. (the “Saba Proposal”) if properly presented at the meeting in accordance with federal proxy rules;

●	For TPZ Only: To consider and take action on a non-binding stockholder proposal submitted by activist investor Special Opportunities Fund, Inc., through its investment adviser, Bulldog Investors, LLP (the “TPZ Bulldog Proposal”) if properly presented at the meeting in accordance with federal proxy rules;

●	For NDP Only: To consider and take action on a non-binding stockholder proposal submitted by activist investor Special Opportunities Fund, Inc., through its investment adviser, Bulldog Investors, LLP (the “NDP Bulldog Proposal”) if properly presented at the meeting in accordance with federal proxy rules; and

●	For all Companies: To consider and take action upon such other business as may properly come before the meeting as permitted by federal proxy rules and by New York Stock Exchange (“NYSE”) rules.

Enclosed with this letter are answers to questions you may have about the director election, the ratification of auditors, and the stockholder proposals, the formal notice of the meeting, the Companies’ combined proxy statement, which gives detailed information about the proposals and why each Company’s Board of Directors recommends that you vote “for” the approval of each of the Company’s proposals, “against” the Saba Proposal (for the stockholders of each Company), and “against” the TPZ Bulldog Proposal (for TPZ stockholders) and “against” the NDP Bulldog Proposal (for NDP stockholders), as well as the actual WHITE proxy card for you to sign and return. If you have any questions about the enclosed proxy or need any assistance in voting your shares, please contact the client relations department of Tortoise Capital Advisors, L.L.C., the investment adviser to the Companies, by calling 1-866-362-9331.

Your vote at the annual meeting is especially important this year, and we encourage you to vote on all agenda items. NDP stockholders should also refer to additional information detailed below.

Please vote your shares via the internet or by telephone, or complete, sign and date the enclosed WHITE proxy card (your ballot) and mail it in the postage-paid envelope included in this package.

Sincerely,

Matthew G.P. Sallee
Chief Executive Officer of TYG, TPZ, NTG, TTP, NDP and TEAF

NOTE: Even if you plan to attend the meeting, stockholders are requested to fill in, sign, date and return the accompanying WHITE proxy card in the enclosed envelope without delay. Stockholders may also authorize their proxies by telephone and internet as described further in the enclosed materials.

For NDP Stockholders Only:

Your vote at the annual meeting is especially important this year. Gabriel D. Gliksberg, in his capacity as Manager of ATG Capital Management, LLC, which provides investment management services to JID 2013 Trust Holdings LLLP (the “Nominating Stockholder”) has delivered notice of the Nominating Stockholder’s intent to nominate himself and Aaron T. Morris for election as directors of NDP at the 2024 annual meeting. The Nominating Stockholder’s nominees are NOT endorsed by the Board of Directors for NDP and your Board is asking that NDP stockholders vote “for” the election of the Board’s nominee, who is a current director and serves as Chairman of the Board’s Audit Committee. Following the previously announced decision by Jennifer Paquette that she would not stand for re-election at this year’s Annual Meeting, the Board has elected to reduce the total size of the Board of Directors for each Company to four directors, effective upon completion of this year’s Annual Meeting. Accordingly, only one director nominee will be considered for election at the Annual Meeting and the stockholders of each Company (including NDP stockholders) should vote for only one director candidate.

Returning the Nominating Stockholder’s gold proxy card, or any other proxy card you may receive from the Nominating Stockholder, will revoke any WHITE proxy card previously returned to NDP, even if you withhold votes for the Nominating Stockholder’s nominees on the gold, or any other color, proxy card. Additionally, if the Nominating Stockholder does not, in the GOLD proxy card, solicit authority to vote on Proposals 2, 3 and 4 for NDP, then any NDP stockholder who returns the GOLD proxy card will be granting a proxy to vote only on Proposal 1 and not to vote on Proposals 2, 3 and 4. As a result, such an NDP stockholder would only be able to vote on Proposals 2, 3 and 4 by attending the Annual Meeting and voting in person. Conversely, an NDP stockholder who returns the WHITE proxy card will be able to vote on Proposals 2, 3 and 4 by doing so, but will only be able to vote on the Board of Directors’ nominee for director and would not be able to cast a vote on the Nominating Stockholder’s nominees unless such stockholder were to attend the Annual Meeting and vote in person. The Board of Directors encourages you to PLEASE DISCARD ANY GOLD PROXY CARD OR ANY OTHER PROXY CARD YOU RECEIVE FROM THE NOMINATING STOCKHOLDER, AND PLEASE VOTE USING ONLY THE ENCLOSED WHITE PROXY CARD. SINCE THE BOARD HAS ELECTED TO REDUCE THE TOTAL SIZE OF THE BOARD OF DIRECTORS TO FOUR MEMBERS EFFECTIVE UPON COMPLETION OF THE ANNUAL MEETING, ONLY ONE DIRECTOR NOMINEE WILL BE CONSIDERED FOR ELECTION AND YOU SHOULD VOTE FOR ONLY ONE DIRECTOR CANDIDATE.

TORTOISE ENERGY INFRASTRUCTURE CORPORATION

TORTOISE POWER AND ENERGY INFRASTRUCTURE FUND, INC.

TORTOISE MIDSTREAM ENERGY FUND, INC.

TORTOISE PIPELINE & ENERGY FUND, INC.

TORTOISE ENERGY INDEPENDENCE FUND, INC.

ECOFIN SUSTAINABLE AND SOCIAL IMPACT TERM FUND

ANSWERS TO SOME IMPORTANT QUESTIONS

Q.	WHAT AM I BEING ASKED TO VOTE “FOR” ON THIS PROXY?

A.          This proxy contains three proposals for each Company to: (i) elect one director to serve until the 2027 Annual Stockholder Meeting; (ii) ratify Ernst & Young LLP as the Company’s independent registered public accounting firm; and (iii) consider and take action upon such other business as may properly come before the meeting, including the adjournment or postponement thereof. In addition, stockholders of each Company are being asked to consider and vote upon a non-binding stockholder proposal submitted by activist investor Saba Capital Master Fund, Ltd., through its investment adviser Saba Capital Management, L.P. (the “Saba Proposal”), TPZ stockholders only are being asked to consider and vote upon a non-binding stockholder proposal submitted by activist investor Special Opportunities Fund, Inc., through its investment adviser, Bulldog Investors, LLP (the “TPZ Bulldog Proposal”) and NDP stockholders only are being asked to consider and vote upon a non-binding stockholder proposal likewise submitted by activist investor Special Opportunities Fund, Inc., through its investment adviser, Bulldog Investors, LLP (the “NDP Bulldog Proposal”).

Q.	HOW DOES THE BOARD OF DIRECTORS SUGGEST THAT I VOTE?

A.          The Board of Directors of each of TYG, NTG, TTP, and TEAF unanimously recommends that you vote “FOR” the proposal to elect Rand C. Berney to serve as a director of the Company until the 2027 Annual Meeting of Stockholders; “FOR” the proposal to ratify Ernst & Young LLP as the Company’s independent registered public accounting firm for its fiscal year ended November 30, 2024; and “AGAINST” the Saba Proposal.

The Board of Directors of TPZ unanimously recommends that you vote “FOR” the proposal to elect Rand C. Berney to serve as a director of the Company until the 2027 Annual Meeting of Stockholders; “FOR” the proposal to ratify Ernst & Young LLP as the Company’s independent registered public accounting firm for its fiscal year ended November 30, 2024; “AGAINST” the Saba Proposal; and “AGAINST” the TPZ Bulldog Proposal.

The Board of Directors of NDP unanimously recommends that you vote “FOR” the proposal to elect Rand C. Berney to serve as a director of the Company until the 2027 Annual Meeting of Stockholders; “FOR” the proposal to ratify Ernst & Young LLP as the Company’s independent registered public accounting firm for its fiscal year ended November 30, 2024; “AGAINST” the Saba Proposal; and “AGAINST” the NDP Bulldog Proposal.

Q.	HOW CAN I VOTE?

A.          Voting is quick and easy. If you hold your shares directly as a stockholder of record, you may vote your shares via the internet, by telephone (for internet and telephone voting, please follow the instructions on the enclosed WHITE proxy card), or by simply completing and signing the enclosed WHITE proxy card, and mailing it in the postage-paid envelope included in this package. You may also vote by attending and voting at the meeting. However, even if you plan to attend the meeting, we urge you to cast your vote early. That will ensure your vote is counted should your plans change.

i

If you hold your shares in “street name” through a broker, bank or other nominee, you should contact your nominee with your instructions for voting in advance of the Annual Meeting, including any request that your nominee provide you with a legal proxy. If you hold your shares in “street name,” you are strongly encouraged to vote your shares in advance of the Annual Meeting, as you will not be able to vote during the Annual Meeting itself unless you request and provide to each applicable Company a legal proxy from your nominee.

If you hold your shares directly and intend to vote during the Annual Meeting, please let us know by calling 1-866-362-9331. Regardless of whether you plan to vote during the Annual Meeting, you may be required to provide valid identification, such as your driver’s license or passport, and satisfactory proof of ownership of shares in each applicable Company, such as your voting instruction form (or a copy thereof) or a letter from your broker, bank or other nominee, or other nominee statement indicating ownership as of the close of business on June 18, 2024.

For NDP Stockholders Only:

Returning the Nominating Stockholder’s gold proxy card, or any other proxy card you may receive from the Nominating Stockholder, will revoke any WHITE proxy card previously returned to NDP, even if you withhold votes for the Nominating Stockholder’s nominees on the gold, or any other color, proxy card. Likewise, if you have previously voted on the GOLD proxy card, executing and returning the enclosed WHITE proxy card will revoke any votes you have previously cast using the GOLD proxy card.

Additionally, it is important to note that, if you return the GOLD proxy card and the Nominating Stockholder does not, in the GOLD proxy card, solicit authority to vote on Proposals 2, 3 and 4 for NDP, then any NDP stockholder who returns the GOLD proxy card will be granting a proxy to vote only on Proposal 1 and not to vote on Proposals 2, 3 and 4. As a result, such an NDP stockholder would only be able to vote on Proposals 2, 3 and 4 by attending the Annual Meeting and voting in person. Conversely, an NDP stockholder who returns the WHITE proxy card will be able to vote on Proposals 2, 3 and 4 by doing so, but will only be able to vote on the Board of Directors’ nominee for director and would not be able to cast a vote on the Nominating Stockholder’s nominees unless such stockholder were to attend the Annual Meeting and vote in person. The Board of Directors encourages you to PLEASE DISCARD ANY GOLD PROXY CARD OR ANY OTHER PROXY CARD YOU RECEIVE FROM THE NOMINATING STOCKHOLDER, AND PLEASE VOTE USING ONLY THE ENCLOSED WHITE PROXY CARD. SINCE THE BOARD HAS ELECTED TO REDUCE THE TOTAL SIZE OF THE BOARD OF DIRECTORS TO FOUR MEMBERS EFFECTIVE UPON COMPLETION OF THE ANNUAL MEETING, ONLY ONE DIRECTOR NOMINEE WILL BE CONSIDERED FOR ELECTION AND YOU SHOULD VOTE FOR ONLY ONE DIRECTOR CANDIDATE.

Q.	HOW DOES HOLDING MY SHARES THROUGH A BROKER, INSTEAD OF HOLDING THEM DIRECTLY IN MY OWN NAME, IMPACT THE WAY THAT MY SHARES MAY BE VOTED ON EACH AGENDA ITEM AT THE ANNUAL MEETING UNDER NYSE RULES?

A.       If your shares are owned directly in your name with the Company’s transfer agent, you are considered a registered holder of those shares. If you are the beneficial owner of shares held by a broker or other custodian, you hold those shares in “street name” and are not a registered stockholder. Brokers or other custodians holding shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the proposals before the Annual Meeting. The Companies understand that, under the rules of the NYSE, if you do not give specific voting instructions to your broker, generally your broker will have discretion to vote your shares on routine matters but will not have discretion to vote your shares on non-routine matters. Pursuant to these NYSE rules, Proposal No. 2 for each Company for this year’s Annual Meeting, ratification of the Board’s selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending November 30, 2024, qualifies as a “routine” matter, and all other agenda items for this year’s Annual Meeting qualify as “non-routine” matters. When the broker exercises its discretion to vote on routine matters in the absence of voting instructions from you, a “broker non-vote” occurs with respect to the non-routine matters since the broker will not have discretion to vote on such non-routine matters.

For a more detailed description of the application of the votes required for approval of each agenda item at the Annual Meeting, and of the impact of abstentions and broker non-votes (if any) on the outcome of each such vote and for purposes of determining the presence of a quorum as required for conducting business at the Annual Meeting, please refer to the information presented under the subheading “Required Vote and Directors’ Recommendation” with respect to each such item.

Q.	HOW WILL MY SHARES BE VOTED IF I RETURN THE ACCOMPANYING WHITE PROXY CARD?

A.          The shares represented by the accompanying form of WHITE proxy will be voted in accordance with the specifications made on the proxy if it is properly executed and received by the Company prior to or at the Meeting. Where a choice has been specified on the WHITE proxy card accompanying this Proxy Statement with respect to the proposals, the shares represented by such WHITE proxy card will be voted in accordance with the choice specified.

If you return the accompanying WHITE proxy card that has been validly executed without indicating how your shares should be voted on a matter and you do not revoke your proxy, your proxy will be voted FOR the election of Rand C. Berney (Proposal 1), FOR the ratification and appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for its fiscal year ended November 30, 2024 (Proposal 2), AGAINST the Saba Proposal (Proposal 3), AGAINST the TPZ Bulldog Proposal for TPZ stockholders only (TPZ Proposal 4), AGAINST the NDP Bulldog Proposal for NDP stockholders only (NDP Proposal 4) and FOR, ABSTAIN, OR AGAINST any other matters acted upon at the meeting in the discretion of the persons named as proxies and as permitted by federal proxy rules and by NYSE rules.

For NDP Stockholders Only: Please note that, if you return the GOLD proxy card and the Nominating Stockholder does not, in the GOLD proxy card, solicit authority to vote on Proposals 2, 3 and 4 for NDP, then any NDP stockholder who returns the GOLD proxy card will be granting a proxy to vote only on Proposal 1 and not to vote on Proposals 2, 3 and 4. As a result, such an NDP stockholder would only be able to vote on Proposals 2, 3 and 4 by attending the Annual Meeting and voting in person. Conversely, an NDP stockholder who returns the WHITE proxy card will be able to vote on Proposals 2, 3 and 4 by doing so, but will only be able to vote on the Board of Directors’ nominee for director and would not be able to cast a vote on the Nominating Stockholder’s nominees unless such stockholder were to attend the Annual Meeting and vote in person. The Board of Directors encourages you to PLEASE DISCARD ANY GOLD PROXY CARD OR ANY OTHER PROXY CARD YOU RECEIVE FROM THE NOMINATING STOCKHOLDER, AND PLEASE VOTE USING ONLY THE ENCLOSED WHITE PROXY CARD. SINCE THE BOARD HAS ELECTED TO REDUCE THE TOTAL SIZE OF THE BOARD OF DIRECTORS TO FOUR MEMBERS EFFECTIVE UPON COMPLETION OF THE ANNUAL MEETING, ONLY ONE DIRECTOR NOMINEE WILL BE CONSIDERED FOR ELECTION AND YOU SHOULD VOTE FOR ONLY ONE DIRECTOR CANDIDATE.

Q.          WHO ARE THE NOMINATING STOCKHOLDER (JID 2013 TRUST HOLDINGS LLLP) AND ITS INVESTMENT ADVISER (ATG CAPITAL MANAGEMENT, LLC), AND HOW ARE THEY INVOLVED IN THE ANNUAL MEETING?

A.          Gabriel D. Gliksberg, in his capacity as Manager of ATG Capital Management, LLC, which provides investment management services to JID 2013 Trust Holdings LLLP (the “Nominating Stockholder”), has disclosed that the Nominating Stockholder has acquired a position in NDP representing approximately 2.7% of NDP’s outstanding common stock as of the Record Date for the Annual Meeting, and intends to nominate Gabriel D. Gliksberg and Aaron T. Morris for election as directors of NDP at the 2024 annual meeting.

Q.	HOW MANY DIRECTORS WILL BE ELECTED AT THE ANNUAL MEETING?

A.          Following the previously announced decision by Jennifer Paquette that she would not stand for re-election at this year’s Annual Meeting, the Board has elected to reduce the total size of the Board of Directors for each Company to four directors, effective upon completion of this year’s Annual Meeting. Accordingly, only one director nominee will be considered for election at the Annual Meeting and the stockholders of each Company (including NDP stockholders) should vote for only one director candidate.

Q.          WHAT SHOULD I DO IF I RECEIVE ANY PROXY MATERIALS OR A GOLD (OR ANY OTHER COLOR) PROXY CARDS FROM THE NOMINATING STOCKHOLDER?

A.          In the event you receive any proxy materials from the Nominating Stockholder or any of its affiliates, NDP urges you to discard and not to sign, return or vote on any GOLD proxy card or any other proxy card that may be sent to you by or on behalf of the Nominating Stockholder. As explained above, if you are an NDP stockholder and you return the GOLD proxy card, and the Nominating Stockholder does not, in the GOLD proxy card, solicit authority to vote on Proposals 2, 3 and 4 for NDP, then any NDP stockholder who returns the GOLD proxy card will be granting a proxy to vote only on Proposal 1 and not to vote on Proposals 2, 3 and 4. As a result, such an NDP stockholder would only be able to vote on Proposals 2, 3 and 4 by attending the Annual Meeting and voting in person. Conversely, an NDP stockholder who returns the WHITE proxy card will be able to vote on Proposals 2, 3 and 4 by doing so, but will only be able to vote on the Board of Directors’ nominee for director and would not be able to cast a vote on the Nominating Stockholder’s nominees unless such stockholder were to attend the Annual Meeting and vote in person.

If you have already voted using a GOLD proxy card sent to you by the Nominating Stockholder, you can revoke it by voting using the accompanying WHITE proxy card or by voting at the Annual Meeting. Only your latest dated proxy will count, and any proxy may be revoked at any time prior to its exercise at the Annual Meeting. NDP is not responsible for the accuracy of any information contained in any proxy materials filed or disseminated by, or on behalf of, the Nominating Stockholder or any of its affiliates or any other statements that they may otherwise make. NDP reminds stockholders that only one director nominee will be considered for election at the Annual Meeting and, accordingly, NDP stockholders should vote for only one director candidate.

This information summarizes information that is included in more detail in the Proxy Statement. We urge you to

read the entire Proxy Statement carefully.

If you have questions, call 1-866-362-9331.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of:	Tortoise Energy Infrastructure Corporation

Tortoise Power and Energy Infrastructure Fund, Inc.

Tortoise Midstream Energy Fund, Inc.

Tortoise Pipeline & Energy Fund, Inc.

Tortoise Energy Independence Fund, Inc.

Ecofin Sustainable and Social Impact Term Fund:

NOTICE IS HEREBY GIVEN that the combined Annual Meeting of Stockholders of Tortoise Energy Infrastructure Corporation, Tortoise Power and Energy Infrastructure Fund, Inc., Tortoise Midstream Energy Fund, Inc., Tortoise Pipeline & Energy Fund, Inc. and Tortoise Energy Independence Fund, Inc., each a Maryland corporation, and Ecofin Sustainable and Social Impact Term Fund, a Maryland statutory trust (each a “Company” and, collectively, the “Companies”), will be held on Thursday, August 8, 2024 at 10:00 a.m. Central Time at 6363 College Boulevard, Suite 100A, Overland Park, Kansas 66211 for the following purposes:

1.	For all Companies: To elect one director of the Company, to hold office for a term of three years and until his successor is duly elected and qualified;

2.	For all Companies: To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending November 30, 2024;

3.	For all Companies: To consider and take action on the non-binding Stockholder Proposal submitted by Saba, if properly presented at the meeting in accordance with federal proxy rules;

4.	For TPZ Only: To consider and take action on the non-binding Stockholder Proposal submitted by Bulldog, if properly presented at the meeting in accordance with federal proxy rules; and

5.	For NDP Only: To consider and take action on the non-binding Stockholder Proposal submitted by Bulldog, if properly presented at the meeting in accordance with federal proxy rules; and

6.	For all Companies: To consider and take action upon such other business as may properly come before the meeting as permitted by federal proxy rules and by NYSE rules.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Stockholders of record as of the close of business on June 18, 2024 are entitled to notice of and to vote at the meeting (or any adjournment or postponement of the meeting).

By Order of the Board of Directors of each Company,

Diane M. Bono
Secretary

July 8, 2024
Overland Park, Kansas

All stockholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please vote your shares via the internet, by telephone or by completing, dating, signing and returning the enclosed WHITE proxy card as promptly as possible in order to ensure your representation at the meeting. If you choose to vote using the enclosed WHITE proxy card, a return envelope (which postage is prepaid if mailed in the United States) is enclosed for that purpose. Even if you have given your proxy, you may still vote by attending and voting at the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a legal proxy issued in your name.

For NDP Stockholders Only: You may receive solicitation materials from the Nominating Stockholder, including an opposition proxy statement and proxy card, seeking your proxy to vote for one or both of the individual nominees proposed by the Nominating Stockholder. Your Board does NOT endorse the Nominating Stockholder’s nominees. NDP is not responsible for the accuracy of information provided by or relating to the Nominating Stockholder or its nominees contained in solicitation material filed or disseminated by or on behalf of the Nominating Stockholder, or any other statements that the Nominating Stockholder may make.

Additionally, NDP stockholders should note that, since the Board has elected to reduce the total size of the Board of Directors to four members effective upon completion of the Annual Meeting, ONLY ONE DIRECTOR NOMINEE WILL BE CONSIDERED FOR ELECTION AND YOU SHOULD VOTE FOR ONLY ONE DIRECTOR CANDIDATE.

The NDP Board urges you NOT to sign or return any proxy card sent to you by the Nominating Stockholder. Do NOT send back any proxy card you may receive from the Nominating Stockholder, even to vote against one or both of the Nominating Stockholder’s nominees, as this may cancel your prior vote for the Board’s nominee. Returning the Nominating Stockholder’s gold proxy card, or any other proxy card you may receive from the Nominating Stockholder, will revoke any WHITE proxy card previously returned to NDP, even if you withhold votes for the Nominating Stockholder’s nominees on the gold, or any other color, proxy card. Therefore, PLEASE DISCARD ANY GOLD PROXY CARD OR ANY OTHER PROXY CARD YOU RECEIVE FROM THE NOMINATING STOCKHOLDER, AND PLEASE VOTE USING ONLY THE ENCLOSED WHITE PROXY CARD.

Even if you have previously returned a gold proxy card, or any other proxy card sent to you by the Nominating Stockholder, you can change your vote by signing, dating and returning the enclosed WHITE proxy card in the postage-paid envelope, by recording your voting instructions via telephone or the internet by following the instructions on the enclosed WHITE proxy card or by voting in person at the meeting. Likewise, returning the gold proxy card, or any other proxy card you may receive from the Nominating Stockholder, will revoke any WHITE proxy card previously returned to NDP, even if you withhold votes for the Nominating Stockholder’s nominees. Only the latest dated proxy card you submit will be counted.

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’ NOMINEE FOR DIRECTOR AND WOULD NOT BE ABLE TO CAST A VOTE ON THE NOMINATING STOCKHOLDER’S NOMINEES UNLESS SUCH STOCKHOLDER WERE TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON.

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TORTOISE ENERGY INFRASTRUCTURE CORPORATION
TORTOISE POWER AND ENERGY INFRASTRUCTURE FUND, INC.
TORTOISE MIDSTREAM ENERGY FUND, INC.
TORTOISE PIPELINE & ENERGY FUND, INC.
TORTOISE ENERGY INDEPENDENCE FUND, INC.
ECOFIN SUSTAINABLE AND SOCIAL IMPACT TERM FUND

6363 College Boulevard, Suite 100A
Overland Park, Kansas 66211
1-866-362-9331

COMBINED PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

August 8, 2024

This combined proxy statement is being sent to you by the Boards of Directors of each of Tortoise Energy Infrastructure Corporation (“TYG”), Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”), Tortoise Midstream Energy Fund, Inc. (“NTG”), Tortoise Pipeline & Energy Fund, Inc. (“TTP”), Tortoise Energy Independence Fund, Inc. (“NDP”) and Ecofin Sustainable and Social Impact Term Fund (“TEAF”) (each a “Company” and collectively, the “Companies”). The Board of Directors of each Company is asking you to complete and return the enclosed WHITE proxy card, permitting your shares of the Company to be voted at the annual meeting of stockholders called to be held on August 8, 2024. The Board of Directors of each Company has fixed the close of business on June 18, 2024 as the record date (the “record date”) for the determination of stockholders entitled to notice of and to vote at the meeting and at any adjournment thereof as set forth in this combined proxy statement. This combined proxy statement and the enclosed proxy are first being mailed to stockholders on or about, July 8, 2024.

Each Company’s annual report can be accessed through its link on the closed-end fund section of its investment adviser’s website (www.tortoiseadvisors.com) or on the Securities and Exchange Commission’s (“SEC”) website (www.sec.gov).

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on August 8, 2024: This combined proxy statement is available on the internet at https://cef.tortoiseadvisors.com/annual-proxy-information/. On this site, you will be able to access the proxy statement for the annual meeting and any amendments or supplements to the foregoing material required to be furnished to stockholders.

This combined proxy statement sets forth the information that each Company’s stockholders should know in order to evaluate each of the following proposals. The following table presents a summary of the proposals for each Company and the class of stockholders of the Company being solicited with respect to each proposal.

Proposals	Class of Stockholders of Each Company Entitled to Vote
For Each Company
1. To elect one director of the Company, to hold office for a term of three years and until his successor is duly elected and qualified.	For each of TYG, NTG and TTP – Preferred Stockholders only, voting as a class For each of TPZ, NDP and TEAF – Common Stockholders, voting as a class
For Each Company:
2. To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending November 30, 2024.	For each of TYG, NTG and TTP – Common Stockholders and Preferred Stockholders, voting together as a single class For each of TPZ, NDP and TEAF – Common Stockholders voting as a class
For Each Company:
3. To consider and take action on the non-binding Stockholder Proposal submitted by Saba, if properly presented at the meeting in accordance with federal proxy rules.	For each of TYG, NTG and TTP – Common Stockholders and Preferred Stockholders, voting together as a single class For each of TPZ, NDP and TEAF – Common Stockholders voting as a class
For TPZ Only:
4. To consider and take action on the non-binding Stockholder Proposal submitted by Bulldog (TPZ Proposal 4), if properly presented at the meeting in accordance with federal proxy rules.	For TPZ – Common Stockholders voting as a class
For NDP Only:
5. To consider and take action on the non-binding Stockholder Proposal submitted by Bulldog (NDP Proposal 4), if properly presented at the meeting in accordance with federal proxy rules.	For NDP – Common Stockholders voting as a class
For Each Company:
6. To consider and take action upon such other business as may properly come before the meeting as permitted by federal proxy rules and by NYSE rules.	For each of TYG, NTG and TTP – Common Stockholders and Preferred Stockholders, voting together as a single class For each of TPZ, NDP and TEAF – Common Stockholders voting as a class

PROPOSAL ONE

ELECTION OF ONE DIRECTOR

The Board of Directors of each Company unanimously nominated Rand C. Berney, following a recommendation by the Nominating and Governance Committee of each of TYG, TPZ, NTG, TTP, NDP and TEAF, for election as director at the combined annual meeting of stockholders of the Companies, for a term that will expire on the date of the 2027 annual meeting of stockholders. Mr. Berney is currently a director of each Company. Mr. Berney has consented to be named in this proxy statement and has agreed to serve if elected. The Companies have no reason to believe that Mr. Berney will be unavailable to serve.

The persons named on the accompanying proxy card intend to vote at the meeting (unless otherwise directed) “FOR” the election of Mr. Berney as a director of each Company. Currently, each Company has five directors. Following the previously announced decision by Jennifer Paquette that she would not stand for re-election at this year’s Annual Meeting, the Board has elected to reduce the total size of the Board of Directors for each Company to four directors, effective upon completion of this year’s Annual Meeting. In accordance with each Company’s Articles of Incorporation (or in the case of TEAF, its Declaration of Trust), its Board of Directors is divided into three classes of approximately equal size. The terms of the directors of the different classes are staggered. The term of each of H. Kevin Birzer and Alexandra A. Herger expires on the date of the 2025 annual meeting of stockholders of each Company and the term of Conrad S. Ciccotello expires on the date of the 2026 annual meeting of stockholders of each Company. Pursuant to the terms of each of TYG’s, NTG’s and TTP’s preferred shares, the preferred stockholders of each of those Companies have the exclusive right to elect two directors to their Company’s Board. Following the decision of Ms. Paquette not to stand for re-election, the Board of each of TYG, NTG and TTP has designated Mr. Berney as the director the preferred stockholders of that Company shall have the right to elect at this year’s Annual Meeting.

Holders of the preferred shares of each of TYG, NTG and TTP will vote as a class (with no voting by holders of common shares) on the election of Mr. Berney as a director of each Company. Holders of common shares of each of TPZ, NDP and TEAF will vote as a class on the election of Mr. Berney as a director of each Company. Stockholders do not have cumulative voting rights.

With respect to each Company, if elected, Mr. Berney will hold office until the 2027 annual meeting of stockholders of each Company and until his successor is duly elected and qualified. If Mr. Berney is unable to serve because of an event not now anticipated, the persons named as proxies may vote for another person designated by the Company’s Board of Directors.

The Board of Directors of NDP urges you to REJECT Messrs. Gliksberg and Morris as director nominees. The NDP Board believes that Mr. Berney is best suited for service on the Board due to his familiarity with NDP as a result of his prior service as a director. In addition, due to Mr. Berney’s extensive accounting and financial management expertise as a senior financial executive of a large public company (ConocoPhillips) and, based on information offered by Messrs. Gliksberg and Morris, the Board believes that Mr. Berney is more capable than either of Messrs. Gliksberg or Morris to lead NDP forward. The Board of Directors notes that Mr. Berney serves as Chairman of the Audit and Valuation Committee and has been determined by the Board to be an “audit committee financial expert” as defined by the Securities and Exchange Commission. While not directly related to NDP, the Board has also taken note of the fact that Mr. Morris is an attorney who represents certain unrelated plaintiffs in litigation filed against TYG and NTG, which is described in further detail herein under the heading “Additional Information Concerning Certain Litigation.”

The following table sets forth each Board member’s name, age and address; position(s) with the Companies and length of time served; principal occupation during the past five years; the number of companies in the Fund Complex that each Board member oversees and other public company directorships held by each Board member. Unless otherwise indicated, the address of each director is 6363 College Boulevard, Suite 100A, Overland Park, Kansas 66211. The Investment Company Act of 1940, as amended (the “1940 Act”) requires the term “Fund Complex” to be defined to include registered investment companies advised by the Company’s investment adviser, Tortoise Capital Advisors, L.L.C. (the “Adviser”). As of May 31, 2024, for each Director, the Fund Complex included TYG, TPZ, NTG, TTP, NDP, TEAF and for Mr. Ciccotello, the Fund Complex also includes Ecofin Tax-Exempt Private Credit Fund, Inc. (“TSIFX”) whose investment adviser is the Adviser and on whose board Mr. Ciccotello serves. The Adviser also serves as the investment adviser to three open end mutual funds.

Nominee For Director Who Is Independent:
Name and Age	Positions(s) Held With The Company and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Public Company Directorships Held by Director
Rand C. Berney (Born 1955)	Director of TYG, NTG, TTP, NDP and TPZ since January 1, 2014; Director of TEAF since inception.	Formerly Executive-in- Residence, College of Business Administration, Kansas State University from 2012-2022; Formerly Senior Vice President of Corporate Shared Services of ConocoPhillips from April 2009 to 2012, Vice President and Controller of ConocoPhillips from 2002 to April 2009, and Vice President and Controller of Phillips Petroleum Company from 1997 to 2002; Member of the Oklahoma Society of CPAs, the Financial Executive Institute, American Institute of Certified Public Accountants, the Institute of Internal Auditors and the Institute of Management Accountants	Six	None

Remaining Director Who is an Interested Person:
Name and Age	Positions(s) Held With The Company and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Public Company Directorships Held by Director
H. Kevin Birzer* (Born 1959)	Director and Chairman of the Board of each Company since its inception.

Chairman of the Board of TortoiseEcofin Parent Holdco, LLC; Member of the Board of Directors of the Adviser from 2002 through March 2024; Managing Director of the Adviser and member of the Investment Committee of the Adviser from 2002 through April 1, 2024; Chartered Financial Analyst (“CFA”) charterholder.

			Six	None

Remaining Directors Who Are Independent:
Name and Age	Positions(s) Held With The Company and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Public Company Directorships Held by Director
Conrad S. Ciccotello (Born 1960)	Director of each Company since its inception.	Professor and the Director, Reiman School of Finance, University of Denver (faculty member since 2017); Senior Consultant to the finance practice of Charles River Associates, which provides economic, financial, and management consulting services (since May 2020); Formerly Associate Professor and Chairman of the Department of Risk Management and Insurance, Director of the Asset and Wealth Management Program, Robinson College of Business, Georgia State University (faculty member from 1999 to 2017); Investment Consultant to the University System of Georgia for its defined contribution retirement plan (2008-2017); Formerly Faculty Member, Pennsylvania State University (1997-1999); Published a number of academic and professional journal articles on investment company performance and structure, with a focus on MLPs.	Seven	CorEnergy Infrastructure Trust, Inc.; Peachtree Alternative Strategies Fund

Remaining Directors Who Are Independent:
Name and Age	Positions(s) Held With The Company and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Public Company Directorships Held by Director
Alexandra A. Herger (Born 1957)	Director of TYG, NTG, TTP, NDP and TPZ since January 1, 2015; Director of TEAF since inception.	Retired in 2014; Previously interim vice president of exploration for Marathon Oil in 2014 prior to her retirement; Director of international exploration and new ventures for Marathon Oil from 2008 to 2014; Held various positions with Shell Exploration and Production Co. between 2002 and 2008; Member of the Society of Exploration Geophysicists, the American Association of Petroleum Geologists, the Houston Geological Society and the Southeast Asia Petroleum Exploration Society; Member of the 2010 Leadership Texas/Foundation for Women’s Resources since 2010; Director of Panoro Energy ASA, an international independent oil and gas company listed on the Oslo Stock Exchange; Director of Tethys Oil (Stockholm) and member of PGS (Oslo) nomination committee.	Six	None

*	Mr. Birzer, as a former principal of the Adviser from 2002 through April 1, 2024, is an “interested person” of the Company, as that term is defined in Section 2(a)(19) of the 1940 Act.

In addition to the experience provided in the table above, each director possesses the following qualifications, attributes and skills, each of which factored into the conclusion to invite them to join the Company’s Board of Directors: Mr. Ciccotello, experience as a college professor, a Ph.D. in finance and expertise in energy infrastructure MLPs; Mr. Berney, experience as a college professor, executive leadership and business experience; Ms. Herger, executive leadership and business experience; and Mr. Birzer, investment management experience during his tenure as an executive, portfolio manager and leadership roles with the Adviser prior to April 1, 2024.

Other attributes and qualifications considered for each director in connection with their selection to join the Board of Directors of each Company were their character and integrity and their willingness and ability to serve and commit the time necessary to perform the duties of a director for all of the Companies. In addition, as to each director other than Mr. Birzer, his or her status as an Independent Director; and, as to Mr. Birzer, his roles with the Adviser were an important factor in his selection as a director. No experience, qualification, attribute or skill was by itself controlling.

Mr. Birzer serves as Chairman of the Board of Directors of each Company. Mr. Birzer is an “interested person” of the Companies within the meaning of the 1940 Act. The appointment of Mr. Birzer as Chairman reflects each Board of Directors’ belief that his experience, familiarity with each Company’s day-to-day operations and the individuals with responsibility for each Company’s management and operations provides the Board of Directors with insight into each Company’s business and activities and, with his familiarity with each Company’s administrative support, facilitates the efficient development of meeting agendas that address each Company’s business, legal and other needs and the orderly conduct of meetings of the Board of Directors. Mr. Ciccotello serves as Lead Independent Director. The Lead Independent Director will, among other things, chair executive sessions of the four directors who are Independent Directors, serve as a spokesperson for the Independent Directors and serve as a liaison between the Independent Directors and each Company’s management. The Independent Directors will regularly meet outside the presence of management and are advised by independent legal counsel. The Board of Directors also has determined that its leadership structure, as described above, is appropriate in light of each Company’s size and complexity, the number of Independent Directors and the Board of Directors’ general oversight responsibility. The Board of Directors also believes that its leadership structure not only facilitates the orderly and efficient flow of information to the Independent Directors from management, but also enhances the independent and orderly exercise of its responsibilities.

Information About Executive Officers

Mr. Birzer is the Chairman of the Board of each Company. The preceding tables give more information about Mr. Birzer. The following table sets forth each other executive officer’s name, age and address; position(s) held with the Company and length of time served; principal occupation during the past five years; the number of portfolios in the Fund Complex overseen by each officer and other public company directorships held by each officer. Unless otherwise indicated, the address of each officer is 6363 College Boulevard, Suite 100A, Overland Park, Kansas 66211. Each officer serves until his or her successor is elected and qualified or until his or her resignation or removal. As employees of the Adviser, each of the following officers are “interested persons” of the Company, as that term is defined in Section 2(a)(19) of the 1940 Act.

Name and Age	Position(s) Held With The Company and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer(1)	Other Public Company Directorships Held by Officer
Matthew G.P. Sallee (Born 1978)	Chief Executive Officer of each Company since June 7, 2024; President of TYG and NTG since June 30, 2015.	Managing Director of the Adviser since January 2014 and a member of the Investment Committee of the Adviser since June 30, 2015; Senior Portfolio Manager of the Adviser since February 2019; Portfolio Manager of the Adviser from July 2013 to January 2019; CFA designation since 2009.	Six	None
Brian A. Kessens (Born 1975)	President of TTP and TPZ since June 30, 2015.	Managing Director of the Adviser since January 2015 and a member of the Investment Committee of the Adviser since June 30, 2015; Senior Portfolio Manager of the Adviser since February 2019; Portfolio Manager of the Adviser from July 2013 to January 2019; CFA designation since 2006.	Two	None

Name and Age	Position(s) Held With The Company and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer(1)	Other Public Company Directorships Held by Officer
Robert J. Thummel, Jr. (Born 1972)	President of NDP since June 30, 2015.	Managing Director of the Adviser since January 2014 and a member of the Investment Committee of the Adviser since June 30, 2015; Senior Portfolio Manager of the Adviser since February 2019; Portfolio Manager of the Adviser from July 2013 to January 2019.	One	None
Kate Moore (Born 1987)	President of TEAF since August 9, 2022	Managing Director since March 29, 2021; Chief Operating Officer of TortoiseEcofin since March 1, 2023; Chief Development Officer of TortoiseEcofin from March 29, 2021 to March 1, 2023; President of TSIFX since April 2021; Director – Head of Product Development of the Adviser from July 2020 to March 2021; Director – Strategic Investment Group of the Adviser from July 2019 to July 2020; Vice President – Strategic Investment Group of the Adviser from June 2018 to July 2019; previously served in various roles at Tradebot Systems, Inc. from July 2009 to June 2018, including most recently as Senior Equity Trader and Director at Tradebot Ventures.	Two	None

Name and Age	Position(s) Held With The Company and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer(1)	Other Public Company Directorships Held by Officer
Shobana Gopal (Born 1962)	Vice President of TYG, NTG, TPZ, TTP and NDP since June 30, 2015, and of TEAF since November 5, 2018.	Managing Director – Tax of the Adviser since July 2021; Director, Tax of the Adviser from January 2013 to July 2021; Tax Analyst of the Adviser from September 2006 through December 2012; Vice President of TSIFX since February 2018.	Seven	None
Sean Wickliffe (Born 1989)	Principal Financial Officer and Treasurer of each Company since April 1, 2024; Vice President and Assistant Treasurer of each of TYG, NTG, TPZ, TTP, NDP and TEAF from July 14, 2021 to April 1, 2024;	Vice President – Financial Operations of the Adviser since January 2021; Senior Financial Operations Analyst of the Adviser from January 2020 to January 2021; Financial Operations Analyst of the Adviser from December 2016 to January 2020; Junior Financial Operations Analyst of the Adviser from November 2015 to December 2016.	Six	None
Diane Bono (Born 1958)	Chief Compliance Officer of TYG since 2006 and of each of NTG, TPZ, TTP and NDP and TEAF since its inception; Secretary of TYG, NTG, TPZ, TTP and NDP since May 2013 and of TEAF since November 5, 2018.	Managing Director of the Adviser since January 2018; Chief Compliance Officer of the Adviser since June 2006; Chief Compliance Officer and Secretary of TSIFX since February 2018.	Seven	None

(1)	As of May 31, 2024, for each executive officer, the Fund Complex included TYG, TPZ, NTG, TTP, NDP and TEAF and for Mr. Sallee and Mses. Bono, Gopal and Moore, the Fund Complex also includes TSIFX, for which they serve as officers.

Committees of the Board of Directors of each Company

Each Company’s Board of Directors currently has four standing committees: (i) the Executive Committee; (ii) the Audit and Valuation Committee; (iii) the Nominating and Governance Committee; and (iv) the Compliance Committee. Currently, all of the non-interested directors, Messrs. Ciccotello and Berney and Mses. Herger and Paquette, are the only members of each of these committees, except for the Executive Committee, for each Company. Each Company’s Executive Committee currently consists of Mr. Birzer and Mr. Ciccotello.

Executive Committee. The Executive Committee of each Company has authority to exercise the powers of the Board (i) to address emergency matters where assembling the full Board in a timely manner is impracticable, or (ii) to address matters of an administrative or ministerial nature. Mr. Birzer is an “interested person” of each Company as defined by Section 2(a)(19) of the 1940 Act. In the absence of either member of the Executive Committee, the remaining member is authorized to act alone.

●	Audit and Valuation Committee. The Audit and Valuation Committee of each of TYG, TPZ, NTG, TTP, NDP and TEAF was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and operates under a written charter adopted and approved by the Board, a current copy of which is available at the Company’s link on the Adviser’s website (www.tortoiseadvisors.com) and in print to any stockholder who requests it from the Secretary of the Company at 6363 College Boulevard, Suite 100A, Overland Park, Kansas 66211. The Committee: (i) is responsible for the appointment, compensation, retention or termination and oversight of the independent registered public accounting firm (“auditors”); (ii) approves services to be rendered by the auditors and monitors the auditors’ performance; (iii) reviews the results of each Company’s audit; (iv) determines whether to recommend to the Board that the Company’s audited financial statements be included in the Company’s Annual Report; and (v) responds to other matters as outlined in the Committee Charter. Each Committee member is “independent” as defined under the applicable New York Stock Exchange listing standards, and none are “interested persons” of the Company as defined in the 1940 Act. The Board of Directors of each company has determined that Conrad S. Ciccotello and Rand C. Berney are each an “audit committee financial expert.” In addition to his experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements, Mr. Ciccotello has a Ph.D. in Finance.

●	Nominating and Governance Committee. Each Nominating and Governance Committee member is “independent” as defined under the New York Stock Exchange listing standards, and none are “interested persons” of TYG, TPZ, NTG, TTP, NDP or TEAF as defined in the 1940 Act. The Nominating and Governance Committee of each Company operates under a written charter adopted and approved by the Board, a current copy of which is available at the Company’s link on the Adviser’s website (www.tortoiseadvisors.com). The Committee: (i) identifies individuals qualified to become Board members and recommends to the Board the director nominees for the next annual meeting of stockholders and to fill any vacancies; (ii) monitors the structure and membership of Board committees and recommends to the Board director nominees for each committee; (iii) reviews issues and developments related to corporate governance issues and develops and recommends to the Board corporate governance guidelines and procedures, to the extent necessary or desirable; (iv) has the sole authority to retain and terminate any search firm used to identify director candidates and to approve the search firm’s fees and other retention terms, though it has yet to exercise such authority; and (v) may not delegate its authority. The Nominating and Governance Committee will consider stockholder recommendations for nominees for membership to the Board so long as such recommendations are made in accordance with the Company’s Bylaws. Nominees recommended by stockholders in compliance with the Bylaws of the Company will be evaluated on the same basis as other nominees considered by the Committee. Stockholders should see “Stockholder Proposals and Nominations for the 2025 Annual Meeting” below for information relating to the submission by stockholders of nominees and matters for consideration at a meeting of the Company’s stockholders. The Bylaws of each Company (other than NDP, TPZ and TEAF) require all nominees for directors, at the time of nomination, (1) to be at least 21 and less than 75 years of age and have substantial expertise, experience or relationships relevant to the business of the Company, or (2) to be a current director of the Company that has not reached 75 years of age. The Bylaws of each of NDP and TPZ (but not TEAF) require all nominees for directors, at the time of nomination, (1) to be at least 21 years of age and have substantial expertise, experience or relationships relevant to the business of the Company, and also to have a master’s degree in economics, finance, business administration or accounting, a graduate professional degree in law from an accredited university or college in the United States or the equivalent degree from an equivalent institution of higher learning in another country, or a certification as a public accountant in the United States, or be deemed an “audit committee financial expert” as such term is defined in Item 401 of Regulation S-K (or any successor provision) promulgated by the Securities and Exchange Commission, or (2) to be a current director of the Company. The Committee has the sole discretion to determine if an individual satisfies the foregoing qualifications. The Committee also considers the broad background of each individual nominee for director, including how such individual would impact the diversity of the Board, but does not have a formal policy regarding consideration of diversity in identifying nominees for director.

●	Compliance Committee. Each Compliance Committee member is “independent” as defined under the New York Stock Exchange listing standards, and none are “interested persons” of the Company as defined in the 1940 Act. Each Company’s Compliance Committee operates under a written charter adopted and approved by the Board, a current copy of which is available at the Company’s link on the Adviser’s website (www.tortoiseadvisors.com). The committee reviews and assesses management’s compliance with applicable securities laws, rules and regulations; monitors compliance with the Company’s Code of Ethics; and handles other matters as the Board or committee chair deems appropriate.

The Board of Directors’ role in the Company’s risk oversight reflects its responsibility under applicable state law to oversee generally, rather than to manage, the Company’s operations. In line with this oversight responsibility, the Board of Directors will receive reports and make inquiry at its regular meetings and as needed regarding the nature and extent of significant risks (including investment, compliance and valuation risks) that potentially could have a materially adverse impact on the Company’s business operations, investment performance or reputation, but relies upon the Company’s management to assist it in identifying and understanding the nature and extent of such risks and determining whether, and to what extent, such risks may be eliminated or mitigated. In addition to reports and other information received from the Company’s management regarding its investment program and activities, the Board of Directors as part of its risk oversight efforts will meet at its regular meetings and as needed with the Adviser’s Chief Compliance Officer to discuss, among other things, risk issues and issues regarding the Company’s policies, procedures and controls. The Board of Directors may be assisted in performing aspects of its role in risk oversight by the Audit and Valuation Committee and such other standing or special committees as may be established from time to time. For example, the Audit and Valuation Committee will regularly meet with the Company’s independent public accounting firm to review, among other things, reports on internal controls for financial reporting.

The Board of Directors believes that not all risks that may affect the Company can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Company’s goals and objectives, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the directors as to risk management matters are typically summaries of relevant information and may be inaccurate or incomplete. As a result of the foregoing and other factors, the risk management oversight of the Board of Directors is subject to substantial limitations.

None of the Companies currently has a standing compensation committee. None of the Companies has any employees and the New York Stock Exchange does not require boards of directors of registered closed-end funds to have a standing compensation committee.

The following table shows the number of Board and committee meetings held during the fiscal year ended November 30, 2023 for each of the Companies:

	TYG	TPZ	NTG	TTP	NDP	TEAF
Board of Directors*	15	15	15	15	15	15
Executive Committee	0	0	0	0	0	0
Audit and Valuation Committee	5	5	5	5	5	5
Nominating and Governance Committee	2	2	2	2	2	2
Compliance Committee	2	2	2	2	2	2

*	The number reflects meetings of the full Board. In addition, there were executive session meetings of the independent directors as follows: 15 for each of TYG and NTG and 11 for each of TPZ, TTP, NDP and TEAF.

During the 2023 fiscal year, for each of the Companies, all directors who were directors during the 2023 fiscal year attended at least 75% of the aggregate of (1) the total number of meetings of the Board and (2) the total number of meetings held by all committees of the Board on which they served. None of the Companies has a policy with respect to Board member attendance at annual meetings. All of the directors of each of TYG, TPZ, NTG, TTP, NDP and TEAF attended the Company’s 2023 annual meeting virtually.

ADDITIONAL INFORMATION CONCERNING CERTAIN LITIGATION

On May 12, 2023, plaintiffs Howard Nathanson and Gus Gordon, derivatively and on behalf of TYG and NTG, filed a suit against H. Kevin Birzer, Conrad S. Ciccotello, Rand C. Berney, Jennifer Paquette, and Alexandra Herger, and against the Adviser, in the Circuit Court for Baltimore City, Maryland. TYG and NTG also were named in the suit as Nominal Defendants. The complaint, among other things, alleges derivative claims for breach of fiduciary duty related to the Adviser’s management of TYG and NTG and the Director Defendants’ oversight thereof and for the adoption of amendments to the Bylaws of TYG and NTG in October 2020 which the complaint alleges were illegal under the 1940 Act. The complaint seeks unspecified damages related to the alleged breaches of fiduciary duty, rescission of the Adviser’s investment advisory contract for TYG and NTG pursuant to an alleged violation of the Investment Advisers Act of 1940, and, on behalf of the plaintiffs in their individual capacities as shareholders of TYG and NTG, recission of the allegedly illegal Bylaws provisions pursuant to the 1940 Act. The case is Howard Nathanson and Gus Gordon, derivatively on behalf of Tortoise Energy Infrastructure Corp. and Midstream Energy Fund v. Tortoise Capital Advisors, L.L.C. et al., Baltimore City Circuit Court, Maryland. Plaintiffs had filed a similar action in the U.S. District Court for the District of Kansas in August 2022, which was dismissed without prejudice as a result of the forum selection clause in the Bylaws of TYG and NTG. On February 16, 2024, the Baltimore City Circuit Court granted Defendants’ Motion to Dismiss this case in its entirety with prejudice. Plaintiffs filed a timely notice of appeal of that decision on March 15, 2024. While management of the Adviser and the Director Defendants are unable to predict the outcome of this matter, they believe that this case is without merit and intend to defend against it vigorously, and do not believe the outcome would result in the payment of any monetary damages by TYG or NTG.

Director and Officer Compensation

None of the Companies compensates any of its directors who are interested persons nor any of its officers. The following table sets forth certain information with respect to the compensation paid by each Company and the Fund Complex for fiscal 2023 to each of the current independent directors for their services as a director. None of the Companies has any retirement or pension plans.

Name of Person, Position	Aggregate Compensation from Company(1)						Pension or Retirement Benefits Accrued as Part of Company Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Company and Fund Complex* Paid to Director
	TYG	TPZ	NTG	TTP	NDP	TEAF
Independent Directors
Conrad S. Ciccotello	$22,000	$22,000	$22,000	$17,000	$17,000	$22,000	$0	$0	$156,000
Rand C. Berney	$22,000	$22,000	$22,000	$17,000	$17,000	$22,000	$0	$0	$122,000
Alexandra A. Herger	$21,000	$21,000	$21,000	$16,000	$16,000	$21,000	$0	$0	$116,000
Jennifer Paquette	$21,000	$21,000	$21,000	$16,000	$16,000	$21,000	$0	$0	$116,000

*	For the fiscal year ended November 30, 2023, for each Director, the Fund Complex included TYG, TPZ, NTG, TTP, NDP, and TEAF, and for Mr. Ciccotello, the Fund Complex also includes TSIFX, on whose Board he serves.
(1)	No amounts have been deferred for any of the persons listed in the table.

For the 2024 fiscal year, each independent director receives an annual retainer from each Company as set forth below. Additionally, each independent director receives a fee of $1,000 for each meeting of the Board of Directors he or she attends in person, as well as $200 for each meeting of the Board of Directors attended telephonically, and $200 for each committee meeting attended in person or telephonically. The independent directors are reimbursed for expenses incurred as a result of attendance at meetings of the Board of Directors and Board committees. The independent directors waived the meeting fees for each of TTP and NDP for 2024. The Lead Independent Director, the Chairman of the Audit and Valuation Committee, and each other committee chairman each receives an additional annual retainer as set forth below. The independent directors are reimbursed for expenses incurred as a result of attendance at meetings of the Board of Directors and Board committees.

	TYG	TPZ	NTG	TTP	NDP	TEAF
Annual Board Retainer	$15,000	$15,000	$15,000	$15,000	$15,000	$15,000
Lead Independent Director Retainer	$2,000	$2,000	$2,000	$2,000	$2,000	$2,000
Audit and Valuation Committee Chairman Retainer	$2,000	$2,000	$2,000	$2,000	$2,000	$2,000
Other Committee Chairman Retainer	$1,000	$1,000	$1,000	$1,000	$1,000	$1,000

 Required Vote and Directors’ Recommendation

With respect to each of TYG, NTG and TTP, Mr. Berney will be elected by the vote of a plurality of all the votes cast by shares of preferred stock of the Company present at the meeting, in person or by proxy, to the exclusion of holders of common stock. With respect to TPZ, NDP and TEAF, Mr. Berney will be elected by the vote of a plurality of all the votes cast by shares of common stock of the Company present at the meeting, in person or by proxy. Stockholders do not have cumulative voting rights, and proxies cannot be voted for a greater number of persons than the number of nominees named. A vote by plurality means the nominee with the highest number of affirmative votes, regardless of any votes withheld, will be elected.

With respect to TYG, NTG and TTP, each preferred share is entitled to one vote in the election of Mr. Berney. With respect to TPZ, NDP and TEAF, each common share is entitled to one vote in the election of Mr. Berney.

If your shares are owned directly in your name with the Company’s transfer agent, you are considered a registered holder of those shares. If you are the beneficial owner of shares held by a broker or other custodian, you hold those shares in “street name” and are not a registered stockholder. Brokers or other custodians holding shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the proposals before the Annual Meeting. The Companies understand that, under the rules of the New York Stock Exchange (“NYSE”), if you do not give specific voting instructions to your broker, generally your broker will have discretion to vote your shares on routine matters but will not have discretion to vote your shares on non-routine matters. Pursuant to these NYSE rules, Proposal No. 2 for each Company for this year’s Annual Meeting, ratification of the Board’s selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending November 30, 2024, qualifies as a “routine” matter, and all other agenda items for this year’s Annual Meeting qualify as “non-routine” matters. When the broker exercises its discretion to vote on routine matters in the absence of voting instructions from you, a “broker non-vote” occurs with respect to the non-routine matters since the broker will not have discretion to vote on such non-routine matters.

For Stockholders Other Than NDP Stockholders: For the purposes of the vote on this proposal, for each Company, abstentions and broker non-votes, if any, will not be counted as shares voted and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum required to conduct business at the Annual Meeting.

For NDP Stockholders Only: Abstentions, if any, will not be counted towards a nominee’s achievement of a plurality. However, because of the contested nature of Proposal 1 for NDP stockholders, under the rules of the NYSE your broker may not vote your shares on routine matters or non-routine matters. Therefore, due to the contested nature of Proposal 1 for NDP stockholders, we do not expect broker non-votes to occur or to count towards the determination of whether a quorum of NDP stockholders is present for purposes of conducting business at the Annual Meeting. We urge you to instruct your broker or other nominee to vote your shares so that your votes may be counted. The Board unanimously recommends that shareholders vote using the WHITE proxy card.

BOARD RECOMMENDATION

The Board of Directors of each of TYG, NTG and TTP unanimously recommends that the preferred stockholders of each Company vote “for” Mr. Berney as a director. The Board of Directors of each of TPZ, NDP and TEAF unanimously recommends that the common stockholders of each Company vote “for” Mr. Berney as a director.

For NDP Stockholders Only:

Please note that, since the Board has elected to reduce the total size of the Board of Directors to four members effective upon completion of the Annual Meeting, ONLY ONE DIRECTOR NOMINEE WILL BE CONSIDERED FOR ELECTION AND YOU SHOULD VOTE FOR ONLY ONE DIRECTOR CANDIDATE. Please discard and do NOT send back the GOLD proxy card, or any other proxy card you may receive from the Nominating Stockholder, even to withhold votes on Nominating Stockholder’s nominees, as this may cancel your prior vote for NDP’s nominee.

ADDITIONALLY, PLEASE NOTE THAT, IF YOU RETURN THE GOLD PROXY CARD AND THE NOMINATING STOCKHOLDER DOES NOT, IN THE GOLD PROXY CARD, SOLICIT AUTHORITY TO VOTE ON PROPOSALS 2, 3 AND 4 FOR NDP, THEN ANY NDP STOCKHOLDER WHO RETURNS THE GOLD PROXY CARD WILL BE GRANTING A PROXY TO VOTE ONLY ON PROPOSAL 1 AND NOT TO VOTE ON PROPOSALS 2, 3 AND 4. AS A RESULT, SUCH AN NDP STOCKHOLDER WOULD ONLY BE ABLE TO VOTE ON PROPOSALS 2, 3 AND 4 BY ATTENDING THE ANNUAL MEETING AND VOTING IN PERSON. CONVERSELY, AN NDP STOCKHOLDER WHO RETURNS THE WHITE PROXY CARD WILL BE ABLE TO VOTE ON PROPOSALS 2, 3 AND 4 BY DOING SO, BUT WILL ONLY BE ABLE TO VOTE ON THE BOARD OF DIRECTORS’ NOMINEE FOR DIRECTOR AND WOULD NOT BE ABLE TO CAST A VOTE ON THE NOMINATING STOCKHOLDER’S NOMINEES UNLESS SUCH STOCKHOLDER WERE TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON. THE BOARD OF DIRECTORS ENCOURAGES YOU TO PLEASE DISCARD ANY GOLD PROXY CARD OR ANY OTHER PROXY CARD YOU RECEIVE FROM THE NOMINATING STOCKHOLDER, AND PLEASE VOTE USING ONLY THE ENCLOSED WHITE PROXY CARD. SINCE THE BOARD HAS ELECTED TO REDUCE THE TOTAL SIZE OF THE BOARD OF DIRECTORS TO FOUR MEMBERS EFFECTIVE UPON COMPLETION OF THE ANNUAL MEETING, ONLY ONE DIRECTOR NOMINEE WILL BE CONSIDERED FOR ELECTION AND YOU SHOULD VOTE FOR ONLY ONE DIRECTOR CANDIDATE.

PROPOSAL TWO

RATIFICATION OF SELECTION OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of each Company recommends that the stockholders of the Company ratify the selection of Ernst & Young LLP (“EY”) as the independent registered public accounting firm (“independent auditors”), to audit the accounts of the Company for the fiscal year ending November 30, 2024. EY’s selection was approved by each Company’s Audit and Valuation Committee. Their selection also was ratified and approved by the Board of Directors of each Company, including a majority of the directors who are not “interested persons” of the Company within the meaning of the 1940 Act, and who are “independent” as defined in the New York Stock Exchange listing standards.

EY has audited the financial statements of each Company since prior to each Company’s commencement of business (TYG in February 2004, TPZ in July 2009, NTG in July 2010, TTP in October 2011, NDP in July 2012 and TEAF in March 2019) and does not have any direct financial interest or any material indirect financial interest in any of the Companies. A representative of EY is expected to be available at the meeting and to have the opportunity to make a statement and respond to appropriate questions from the stockholders. Each Company’s Audit and Valuation Committee meets twice each year with representatives of EY to discuss the scope of their engagement, review the financial statements of the Company and the results of their examination.

Required Vote and Directors’ Recommendation

EY will be ratified as a Company’s independent registered public accounting firm by the affirmative vote of a majority of all the votes cast by shares voted, in person or by proxy, at the meeting by the holders of common stock and the holders of preferred stock (if any), voting together as a single class. With respect to each of TYG, NTG and TTP, each common share and each preferred share is entitled to one vote on this proposal. With respect to TPZ, NDP and TEAF, each common share is entitled to one vote on this proposal.

For Stockholders Other Than NDP Stockholders: For the purposes of the vote on this proposal, for each Company, abstentions (if any), will not be counted as shares voted and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum required to conduct business at the Annual Meeting. Since this Proposal 2 is considered a “routine matter” under applicable NYSE rules, we do not expect any broker non-votes to occur with respect to Proposal 2.

For NDP Stockholders Only: Abstentions, if any, will not be counted as shares voted and will have no effect on the result of the vote. However, because of the contested nature of Proposal 1 for NDP stockholders, under the rules of the NYSE your broker may not vote your shares on routine matters or non-routine matters. Therefore, due to the contested nature of Proposal 1 for NDP stockholders, we do not expect broker non-votes to occur or to count towards the determination of whether a quorum of NDP stockholders is present for purposes of conducting business at the Annual Meeting. We urge you to instruct your broker or other nominee to vote your shares so that your votes may be counted. The Board unanimously recommends that shareholders vote using the WHITE proxy card.

BOARD RECOMMENDATION

The Board of Directors of each Company unanimously recommends that stockholders of each Company vote “for” the ratification of Ernst & Young LLP as their Company’s Independent Registered Public Accounting Firm.

For NDP Stockholders Only:

PLEASE NOTE THAT, IF YOU RETURN THE GOLD PROXY CARD AND THE NOMINATING STOCKHOLDER DOES NOT, IN THE GOLD PROXY CARD, SOLICIT AUTHORITY TO VOTE ON PROPOSALS 2, 3 AND 4 FOR NDP, THEN ANY NDP STOCKHOLDER WHO RETURNS THE GOLD PROXY CARD WILL BE GRANTING A PROXY TO VOTE ONLY ON PROPOSAL 1 AND NOT TO VOTE ON PROPOSALS 2, 3 AND 4. AS A RESULT, SUCH AN NDP STOCKHOLDER WOULD ONLY BE ABLE TO VOTE ON PROPOSALS 2, 3 AND 4 BY ATTENDING THE ANNUAL MEETING AND VOTING IN PERSON. CONVERSELY, AN NDP STOCKHOLDER WHO RETURNS THE WHITE PROXY CARD WILL BE ABLE TO VOTE ON PROPOSALS 2, 3 AND 4 BY DOING SO, BUT WILL ONLY BE ABLE TO VOTE ON THE BOARD OF DIRECTORS’ NOMINEE FOR DIRECTOR AND WOULD NOT BE ABLE TO CAST A VOTE ON THE NOMINATING STOCKHOLDER’S NOMINEES UNLESS SUCH STOCKHOLDER WERE TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON. THE BOARD OF DIRECTORS ENCOURAGES YOU TO PLEASE DISCARD ANY GOLD PROXY CARD OR ANY OTHER PROXY CARD YOU RECEIVE FROM THE NOMINATING STOCKHOLDER, AND PLEASE VOTE USING ONLY THE ENCLOSED WHITE PROXY CARD. SINCE THE BOARD HAS ELECTED TO REDUCE THE TOTAL SIZE OF THE BOARD OF DIRECTORS TO FOUR MEMBERS EFFECTIVE UPON COMPLETION OF THE ANNUAL MEETING, ONLY ONE DIRECTOR NOMINEE WILL BE CONSIDERED FOR ELECTION AND YOU SHOULD VOTE FOR ONLY ONE DIRECTOR CANDIDATE.

AUDIT AND VALUATION COMMITTEE REPORT

The Audit and Valuation Committee of each of TYG, TPZ, NTG, TTP, NDP and TEAF, reviews the Company’s annual financial statements with both management and the independent auditors.

The Audit and Valuation Committee of each Company, in discharging its duties, has met with and has held discussions with management and the Company’s independent auditors. Each Company’s Audit and Valuation Committee has reviewed and discussed the Company’s audited financial statements for the fiscal year ended November 30, 2023 with management. Management of each Company has represented to the independent auditors that the Company’s financial statements were prepared in accordance with U.S. generally accepted accounting principles.

The Audit and Valuation Committee of each Company has also discussed with the independent auditors the matters required to be discussed by Auditing Standard 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board. The independent auditors provided to each Company’s Audit and Valuation Committee the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors’ communications with the Audit and Valuation Committee concerning independence, and each Company’s Audit and Valuation Committee discussed with representatives of the independent auditors their firm’s independence with respect to that Company.

With respect to each Company, based on the Audit and Valuation Committee’s review and discussions with management and the independent auditors, the representations of management and the reports of the independent auditors to the committee, the Audit and Valuation Committee recommended that the Board include the audited financial statements in the Company’s Annual Report for filing with the SEC.

The Audit and Valuation Committee of each of TYG, TPZ, NTG, TTP, NDP and TEAF

Rand C. Berney (Chairman)

Conrad S. Ciccotello

Alexandra A. Herger

Jennifer Paquette

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Each Company’s Audit and Valuation Committee selected EY as the independent registered public accounting firm to audit the books and records of the Company for its fiscal year ending November 30, 2024. EY is registered with the Public Company Accounting Oversight Board.

FEES AND SERVICES

The following table sets forth the approximate amounts of the aggregate fees billed to each Company for the fiscal years ended November 30, 2023 and 2022 by EY, respectively:

	TYG		TPZ		NTG
	2023	2022	2023	2022	2023	2022
Audit Fees(1)	$142,050	$134,000	$87,350	$82,400	$90,200	$85,100
Audit-Related Fees(2)	—	—	—	—	—	—
Tax Fees(3)	$78,549	$61,571	$22,005	$10,530	$50,469	$40,534
All Other Fees	—	—	—	—	—	—
Aggregate Non-Audit Fees	$78,549	$61,571	$22,005	$10,530	$50,469	$40,534

	TTP		NDP		TEAF
	2023	2022	2023	2022	2023	2022
Audit Fees(1)	$79,710	$75,200	$73,660	$69,500	$97,400	$91,700
Audit-Related Fees(2)	—	—	—	—	—	—
Tax Fees(3)	$22,005	$10,530	$22,005	$10,530	$19,724	$9,135
All Other Fees	—	—	—	—	—	—
Aggregate Non-Audit Fees	$22,005	$10,530	$22,005	$10,530	$19,724	$9,135

(1)	For professional services rendered with respect to the audit of each Company’s financial statements and the review of each Company’s statutory and regulatory filings with the SEC.
(2)	For professional services rendered with respect to assurance related services in connection with each Company’s compliance with its rating agency guidelines.
(3)	For professional services for tax compliance, tax advice and tax planning.

The Audit and Valuation Committee of each Company has adopted pre- approval policies and procedures. Under these policies and procedures, the Audit and Valuation Committee of each Company pre-approves (i) the selection of the Company’s independent registered public accounting firm, (ii) the engagement of the independent registered public accounting firm to provide any non-audit services to the Company, (iii) the engagement of the independent registered public accounting firm to provide any non-audit services to the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Company, if the engagement relates directly to the operations and financial reporting of the Company, and (iv) the fees and other compensation to be paid to the independent registered public accounting firm. With respect to each Company, the Chairman of the Audit and Valuation Committee of the Company may grant the pre-approval of any engagement of the independent registered public accounting firm for non-audit services of less than $10,000, and such delegated pre-approvals will be presented to the full Audit and Valuation Committee at its next meeting for ratification. Under certain limited circumstances, pre-approvals are not required under securities law regulations for certain non-audit services below certain de minimus thresholds. Since each Company’s respective adoption of these policies and procedures, the Audit and Valuation Committee of the Company has pre-approved all audit and non-audit services provided to the Company by EY. None of these services provided by EY were approved by the Audit and Valuation Committee pursuant to the de minimus exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X. All of EY’s hours spent on auditing each Company’s financial statements were attributed to work performed by full-time permanent employees of EY.

The Adviser paid to EY $29,850 in 2022 and $33,850 in 2023 for tax and other non-audit services provided to the Adviser. These non-audit services were not required to be preapproved by each Company’s Audit and Valuation Committee. No entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to any of the Companies, has paid to, or been billed for fees by, EY for non-audit services rendered to the Adviser or such entity during the Companies’ last two fiscal years.

The Audit and Valuation Committee of each Company has considered whether EY’s provision of services (other than audit services) to the Company, the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides services to the Company is compatible with maintaining EY’s independence in performing audit services.

PROPOSAL THREE

STOCKHOLDER PROPOSAL

A stockholder, Saba Capital Master Fund, Ltd., through its investment adviser, Saba Capital Management, L.P. (together, “Saba”) has informed the Board that it intends to submit the following substantially identical stockholder proposals to each of the six Companies (the “Saba Proposal”) at the Meeting and has requested that each Company include the Saba Proposal in the Companies’ Proxy Materials. The non-binding Saba Proposal, exactly as received by each of the Companies, is set forth below, followed by a copy of Saba’s supporting statement for the Saba Proposal (the “Supporting Statement,” which was identical for each Company), exactly as received by the Companies, which in turn is followed by the Board’s explanation of its reasons for opposing the Saba Proposal. None of the Companies, nor the Board or management, are responsible for the contents of this non-binding stockholder proposal nor the supporting statement of the proponent. The Board unanimously recommends that you vote AGAINST the Saba Proposal.

Saba Proposal to TYG:

RESOLVED, that the shareholders of Tortoise Energy Infrastructure Corporation (the “Fund”) request that the Board of Directors of the Fund (the “Board”) take all necessary steps in its power to declassify the Board so that all directors are elected on an annual basis starting at the next annual meeting of shareholders. Such declassification shall be completed in a manner that does not affect the unexpired terms of the previously elected directors.

Saba Proposal to TPZ:

RESOLVED, that the shareholders of Tortoise Power and Energy Infrastructure Fund, Inc. (the “Fund”) request that the Board of Directors of the Fund (the “Board”) take all necessary steps in its power to declassify the Board so that all directors are elected on an annual basis starting at the next annual meeting of shareholders. Such declassification shall be completed in a manner that does not affect the unexpired terms of the previously elected directors.

Saba Proposal to NTG:

RESOLVED, that the shareholders of Tortoise Midstream Energy Fund, Inc. (the “Fund”) request that the Board of Directors of the Fund (the “Board”) take all necessary steps in its power to declassify the Board so that all directors are elected on an annual basis starting at the next annual meeting of shareholders. Such declassification shall be completed in a manner that does not affect the unexpired terms of the previously elected directors.

Saba Proposal to TTP:

RESOLVED, that the shareholders of Tortoise Pipeline & Energy Fund, Inc. (the “Fund”) request that the Board of Directors of the Fund (the “Board”) take all necessary steps in its power to declassify the Board so that all directors are elected on an annual basis starting at the next annual meeting of shareholders. Such declassification shall be completed in a manner that does not affect the unexpired terms of the previously elected directors.

Saba Proposal to NDP:

RESOLVED, that the shareholders of Tortoise Energy Independence Fund, Inc. (the “Fund”) request that the Board of Directors of the Fund (the “Board”) take all necessary steps in its power to declassify the Board so that all directors are elected on an annual basis starting at the next annual meeting of shareholders. Such declassification shall be completed in a manner that does not affect the unexpired terms of the previously elected directors.

Saba Proposal to TEAF:

RESOLVED, that the shareholders of Ecofin Sustainable and Social Impact Term Fund (the “Fund”) request that the Board of Directors of the Fund (the “Board”) take all necessary steps in its power to declassify the Board so that all directors are elected on an annual basis starting at the next annual meeting of shareholders. Such declassification shall be completed in a manner that does not affect the unexpired terms of the previously elected directors.

Supporting Statement for the Saba Proposal

Saba believes that the annual election of all directors encourages board accountability to a company’s shareholders which, in turn, boosts a board’s performance thereby creating greater value for the shareholders it serves. This view is shared by many, if not the overwhelming majority of, proxy advisory firms, institutional investors and large shareholders. Companies that are attentive to their shareholder base and care about good governance have taken note, with ~90% of the S&P 500 and ~73% of the S&P 1,500 electing all of their board members annually.1

Saba is committed to improving the corporate governance of the Fund for the benefit of all shareholders. Currently, the Board is divided into three classes serving staggered three-year terms. A classified board protects the incumbents and leads to entrenchment, which in turn limits accountability to shareholders and makes the board less responsive to shareholder concerns. Empirical studies have found a statistically significant correlation between the presence of a classified board structure and a decline in firm value, with the effect even more pronounced where board classification is enshrined in a company’s charter, as is the case with the Fund.2

Saba’s proposal to declassify the Board is geared toward encouraging the Board to take positive steps towards the implementation of good governance and productive shareholder engagement, the totality of which, Saba believes, will allow the Fund to achieve its optimal valuation and unlock value for the Fund’s shareholders.

For a greater voice in the Fund’s corporate governance and to increase the accountability of the Board to shareholders, Saba urges you to vote FOR this proposal.

END OF PROPOSAL

[1]	Additionally, ~60% of the companies in the Russell 3,000 elect all their board members annually. See Matteo Tonello et al., Corporate Board Practices in the Russell 3000, S&P 500 and S&P Mid-Cap 400 (Nov. 2022) and Ernst & Young, EY Center for Board Matters: Corporate Governance by the Numbers (Mar. 2022).
[2]	See generally Lucian A. Bebchuk and Alma Cohen, The Costs Of Entrenched Boards (2005), Journal of Financial Economics, v78, 409-433 and Lucian Bebchuk, Alma Cohen and Charles C.Y. Wang, Staggered Boards and the Wealth of Shareholders: Evidence from a Natural Experiment (2010), available at http://ssrn.com/abstract=1706806.

FOR THE REASONS DISCUSSED MORE FULLY BELOW, THE BOARD OF
DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS,
UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE
“AGAINST” THIS NON-BINDING STOCKHOLDER PROPOSAL.

After careful and thoughtful consideration, the Board of Directors of each of TYG, TPZ, NTG, TTP, NDP, and TEAF, including the Independent Directors who constitute a majority of the Board, has unanimously determined that the Saba Proposal is not in the best interests of the Companies or their stockholders. Rather, the Board believes that its classified structure helps protect the Companies and their stockholders from undue influence by an opportunistic hedge fund or anyone else seeking short-term profits. Accordingly, the Board recommends that you vote AGAINST Proposal Three.

For the reasons summarized in greater detail below, the Board believes that it is in the best interest of each of the Companies, as a closed-end, exchange traded investment company, to continue to have a classified board structure. The Board is comprised of highly qualified individuals that are, and have been, committed to the Companies’ long-term ability to achieve their respective investment objectives. The Board believes that the classified board structure continues to provide the Companies and their stockholders with important benefits, including strengthening the independence of the Board and providing stability and continuity of management.

Classified Board Enhances Board Independence. Electing directors to three-year terms enhances the independence of the Independent Directors by providing them with a longer term of office. This longer term provides additional independence from management and from activists whose agendas may be contrary to the long-term interests of the Companies and their stockholders. The Board’s classified structure precludes a complete turnover of the Board, as well as the potential for corresponding, radical changes in the direction of the Companies, including with respect to their structure, strategy, objective or leverage, in any one year. This prevents a well-funded, special interest hedge fund or other arbitrageur from taking over the Board and forcing an open-ending or other radical change to the structure or strategy of one or more of the Companies – only to terminate its investment after realizing a short-term gain, leaving the impacted Companies and their remaining stockholders to bear the costs. As a result of having a classified Board structure, the directors are able to make decisions that are in the best interest of each of the Companies and all of their stockholders.

Classified Board Promotes Stability and Continuity in Complex Funds. The Companies may use complex investment techniques to meet their investment objectives, and the regulations to which the Companies are subject as closed-end funds also are complicated. It takes time to master these complexities. The Board has from inception been divided into three classes that serve staggered three-year terms. The Board is structured this way to provide stability, continuity and independence, all of which enhance long-term planning. It also ensures that there are experienced directors serving on the Board who are familiar with the Companies and with their operations, investment strategies and regulatory requirements. A classified board helps attract and retain qualified directors who are willing to make long-term, multi-year commitments of their time and energy to the Companies and willing to develop a deep understanding of the Companies. In addition, a classified board structure promotes an orderly succession of directors and provides newer directors an opportunity to gain knowledge about each of the Companies alongside more experienced directors. Absent the Companies’ existing classified Board structure, an activist stockholder (or group of stockholders) could gain control of one or more of the Companies by acquiring or obtaining enough shares to replace the entire Board with its own nominees at a single annual meeting. Large, sudden changes in the composition of the Board would disrupt this collective knowledge that has been developed by the existing Board over time. This could also result in radical changes to the way the affected Company is operated-even changes to the closed-end fund structure that attracted stockholders to the Company in the first place.

Directors are Accountable and Owe Fiduciary Duties to All Stockholders. The Board does not agree with the assertion that the classified board structure minimizes directors’ accountability to the Companies’ stockholders. Directors elected to three-year terms are just as accountable to stockholders as directors elected annually, since all directors are required to uphold their fiduciary duties to the Companies and their stockholders regardless of the lengths of their terms. The Board regularly monitors and implements fund governance and oversight practices to enhance its effectiveness and accountability. The Board reviews matters relating to the Companies, including performance and trading discounts, on an ongoing basis and seeks to balance the interests of all stockholders of each of the Companies. The Companies’ stockholders already have a variety of tools at their disposal to ensure that the directors who are elected to the Board are accountable to them, including withholding votes from the directors who are standing for election each year, nominating alternative candidates to the Board, and communications with directors to express stockholder concerns. A structure that generally requires multiple elections to take control of the Board provides accountability to stockholders while increasing the likelihood that proponents of change have a longer-term horizon.

The Classified Board Structure is Permitted by the 1940 Act and the Exchange, and is common for Closed-End Funds. The 1940 Act is the principal federal statute that regulates the Companies’ activities and the composition of the Board. It seeks to ensure that investment companies are managed in the interests of all stockholders, not just the narrower interests of short-term investors at the expense of other stockholders who acquired their shares as part of a long-term investment strategy. The 1940 Act and the Companies’ listing exchange (NYSE) explicitly permit classified board structures. Further, data published by the Investment Company Institute (“ICI”), a leading trade association representing, and primarily funded by, regulated investment funds and advisers, has been reviewed by members of the Board who believe that data demonstrates that the vast majority of traditional closed-end funds have classified boards. ICI, which is not a party to this solicitation, collected data from publicly available disclosures in SEC filings of closed-end funds as of July 2023. After reviewing that data, members of the Board believe that 94% of all such funds utilized a classified board structure, with only 6% of such funds not having a classified board.3

Closed-End, Exchange-Traded Investment Companies are Fundamentally Different from Operating Companies. The considerations and role of the board of closed-end, exchange traded investment companies differ in material respects from the role of a board of directors of a traditional operating company. For example, an investment company’s board has the primary responsibility for oversight of the fund’s service providers and management of any conflicts of interest involving the fund, including oversight of the fund’s investment advisory arrangements. Additionally, an investment company registered pursuant to the 1940 Act is subject to extensive regulation with respect to governance and operations that requires a majority of its board members must be independent of the adviser to the investment company. In contrast, operating companies are not subject to these statutorily-mandated board oversight and independence requirements. Accordingly, the Board believes that a classified board structure is consistent with good corporate governance for the Companies, which depends principally on active and independent board members who have extensive business experience and are knowledgeable about critical aspects of each of the Companies’ closed-end funds.

Closed-End, Exchange Traded Funds are Uniquely Vulnerable to Activism that Can Disadvantage Long-Term Stockholders. Closed-end funds like the Companies are inherently more susceptible than operating companies to the tactics of opportunistic investors. For instance, closed-end funds publish their net asset values and market prices daily, which allows an arbitrageur to identify opportunities for short-term profits. Because the portfolio holdings of closed-end funds are relatively liquid compared to operating company assets, an arbitrageur can, among other things, essentially demand a sale of fund assets to realize such profits. Closed-end funds often have relatively smaller market capitalizations as well, compared to operating companies, allowing short-term investors to acquire a meaningful stake in a fund. Thus, the classified board structure is particularly important for closed-end funds such as the Companies to ensure that they continue to operate in the interests of long-term stockholders.

[3]	Source: Data compiled by the Investment Company Institute data available at https://www.ici.org/system/files/2024-05/per30-05-data.xlsx.

The ICI has published an analysis of trends in market-wide closed-end fund (CEF) activism in recent years.4 As a result of their review of that published study, and their own observations of the CEF marketplace, members of the Board believe that the “discount” commonly created because a fund’s secondary market price is below its net asset value (or NAV) is frequently cited by short-term investors as a reason for making significant changes to a fund. Members of the Board have observed, as also noted in the ICI study,5 that it is not uncommon for activist investors to take advantage of the discount to accumulate substantial shares (often during general or sector-specific market downturns when discounts widen), and then seek to force the CEF to buy their shares at a higher price.

The Board particularly took note of the fact that the ICI analysis indicates that Saba has been one of three leading activist firms pursuing the strategy described in the preceding paragraph in recent years. Indeed, while the declassification proposal itself claims to be focused on improving corporate governance, Saba has in fact declared on its own public web site that it “selectively pursues an activist approach where corporate actions may be an effective tool to unlock stockholder value and monetize the discount to NAV.” Accordingly, Saba’s own public statements, as well as its notable history of closed-end fund activism, have led the Board to believe that Saba may seek to use this type of proposal and others to pursue actions, such as monetizing a CEF’s discount to NAV as suggested on Saba’s web site, that may not be in the interests of long-term stockholders. The Board also believes that activist investors such as Saba may use the declassification of a CEF Board as an initial step towards gaining board representation, which the Board believes an activist then would be likely to use to urge actions leading to liquidity events that could expose long-term investors to unwelcome and adverse tax consequences and leave those investors without access to the benefits that CEFs can offer, such as steady distributions and exposure to higher-yielding assets.

Conclusion. As discussed above, the Board believes that the dynamics of closed-end funds are very different from those of operating companies in relation to classified boards, and that stockholders should take this important difference into account in voting on the Saba Proposal. The Board believes that the institutional investor and proxy advisory firm guidelines typically applied to classified board structures of operating companies, as referred to in Saba’s supporting statement for this proposal, should not apply to closed-end funds, which are more vulnerable to arbitrageurs and other short-term investors for the reasons discussed above. Accordingly, the Board believes that maintaining the existing classified Board structure for each of the Companies is in the best interests of the stockholders of each Company.

Required Vote and Directors’ Recommendation

To be approved, the Saba Proposal for each of the Companies must be approved by the affirmative vote of a majority of all the votes cast by shares voted at the Annual Meeting, in person or by proxy, by the stockholders of such Company, so long as a quorum is present. For each of TYG, NTG and TTP, each common share is entitled to one vote and each preferred share is entitled to one vote, with the holders of common stock and preferred stock voting together on this proposal as a single class. For each of TPZ, NDP and TEAF, each common share is entitled to one vote on this proposal.

For Stockholders Other Than NDP Stockholders: For the purposes of the vote on this proposal, for each Company, abstentions and broker non-votes, if any, will not be counted as shares voted and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum required to conduct business at the Annual Meeting.

[4]	Source: Investment Company Institute Fact Sheet titled “Closed-End Fund Activism” available at https://www.ici.org/system/files/2024-05/cef-activism.pdf.
[5]	Id.

For NDP Stockholders Only:

Abstentions, if any, will not be counted as shares voted and will have no effect on the result of the vote. However, because of the contested nature of Proposal 1 for NDP stockholders, under the rules of the NYSE your broker may not vote your shares on routine matters or non-routine matters. Therefore, due to the contested nature of Proposal 1 for NDP stockholders, we do not expect broker non-votes to occur or to count towards the determination of whether a quorum of NDP stockholders is present for purposes of conducting business at the Annual Meeting. We urge you to instruct your broker or other nominee to vote your shares so that your votes may be counted. The Board unanimously recommends that shareholders vote using the WHITE proxy card.

PLEASE NOTE THAT, IF YOU RETURN THE GOLD PROXY CARD AND THE NOMINATING STOCKHOLDER DOES NOT, IN THE GOLD PROXY CARD, SOLICIT AUTHORITY TO VOTE ON PROPOSALS 2, 3 AND 4 FOR NDP, THEN ANY NDP STOCKHOLDER WHO RETURNS THE GOLD PROXY CARD WILL BE GRANTING A PROXY TO VOTE ONLY ON PROPOSAL 1 AND NOT TO VOTE ON PROPOSALS 2, 3 AND 4. AS A RESULT, SUCH AN NDP STOCKHOLDER WOULD ONLY BE ABLE TO VOTE ON PROPOSALS 2, 3 AND 4 BY ATTENDING THE ANNUAL MEETING AND VOTING IN PERSON. CONVERSELY, AN NDP STOCKHOLDER WHO RETURNS THE WHITE PROXY CARD WILL BE ABLE TO VOTE ON PROPOSALS 2, 3 AND 4 BY DOING SO, BUT WILL ONLY BE ABLE TO VOTE ON THE BOARD OF DIRECTORS’ NOMINEE FOR DIRECTOR AND WOULD NOT BE ABLE TO CAST A VOTE ON THE NOMINATING STOCKHOLDER’S NOMINEES UNLESS SUCH STOCKHOLDER WERE TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON. THE BOARD OF DIRECTORS ENCOURAGES YOU TO PLEASE DISCARD ANY GOLD PROXY CARD OR ANY OTHER PROXY CARD YOU RECEIVE FROM THE NOMINATING STOCKHOLDER, AND PLEASE VOTE USING ONLY THE ENCLOSED WHITE PROXY CARD. SINCE THE BOARD HAS ELECTED TO REDUCE THE TOTAL SIZE OF THE BOARD OF DIRECTORS TO FOUR MEMBERS EFFECTIVE UPON COMPLETION OF THE ANNUAL MEETING, ONLY ONE DIRECTOR NOMINEE WILL BE CONSIDERED FOR ELECTION AND YOU SHOULD VOTE FOR ONLY ONE DIRECTOR CANDIDATE.

THE BOARD, INCLUDING ALL OF THE INDEPENDENT DIRECTORS,
UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE
“AGAINST” THIS NON-BINDING STOCKHOLDER PROPOSAL.

TPZ PROPOSAL FOUR – FOR TPZ STOCKHOLDERS ONLY

STOCKHOLDER PROPOSAL

A stockholder, Special Opportunities Fund, Inc., through its investment adviser, Bulldog Investors, LLP (together, “Bulldog”) has informed TPZ (which is referred to as the “Fund” in its stockholder proposal) that it intends to submit this non-binding stockholder proposal (the “TPZ Bulldog Proposal”) at the Annual Meeting and has requested that TPZ include the TPZ Bulldog Proposal in TPZ’s proxy materials. The non-binding stockholder proposal, exactly as received by TPZ, is set forth below, followed by a copy of Bulldog’s supporting statement, exactly as received by the Fund, which in turn is followed by the Board’s explanation of its reasons for opposing the TPZ Bulldog Proposal. None of TPZ, the Board or management are responsible for the contents of this non-binding stockholder proposal nor the supporting statement of the proponent. The Board unanimously recommends that you vote AGAINST the TPZ Bulldog Proposal.

Bulldog Proposal to TPZ:

RESOLVED: If the Fund’s average trading discount to net asset value (NAV) exceeds 10% for the twenty trading days ending December 31, 2024, the stockholders urge the board to consider measures to allow all shareholders to monetize their shares at a price at or close to NAV.

Supporting Statement for the TPZ Bulldog Proposal

The Fund’s long-term performance has been poor. For the ten-year period ending May 31, 2023, the annualized market price return of the Fund’s shares is 0.39%. Plus, the Fund's shares have traded at a double-digit discount for almost four years. The board has responded by authorizing the Fund to conduct a small self-tender offer in any year that the discount exceeds 10% during a designated measurement period. However, in the most recent tender offer, more than 90% of the shares tendered were returned to shareholders. Consequently, more aggressive action is warranted.

We propose that if the Fund’s current double-digit discount persists through 2024, the board should take action to afford shareholders an opportunity to realize a price close to NAV for all shares. Among the options the board should consider are converting the Fund to an open-end fund or an ETF, liquidating the Fund, or launching a self-tender offer for all shares.

END OF PROPOSAL

FOR THE REASONS DISCUSSED MORE FULLY BELOW, THE BOARD OF
DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS,
UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE
“AGAINST” THIS NON-BINDING STOCKHOLDER PROPOSAL.

After careful and thoughtful consideration, the Board of Directors of TPZ, including the Independent Directors who constitute a majority of the Board, has unanimously determined for the reasons discussed in greater detail below that the TPZ Bulldog Proposal is not in the best interests of TPZ or its stockholders. Accordingly, the Board recommends that you vote AGAINST TPZ Proposal Four.

TPZ’s Board of Directors has weighed the advantages and disadvantages of the TPZ Bulldog Proposal based on what it believes is in the best interests of TPZ’s stockholders. The Board opposes the TPZ Bulldog Proposal because it would deny stockholders the ability to own shares in a successful investment vehicle with long-term investment objectives, waste fund resources, and potentially result in TPZ’s termination. Instead, the Board believes that TPZ should retain its current structure as a closed-end fund, which provides significant benefits to long-term stockholders:

●	TPZ maintains a managed distribution policy currently targeted at an annual distribution rate of 7% to 10% of average NAV, which provides stockholders with a sizeable distribution every month.

●	TPZ’s discount (market price as compared to NAV), measured as of the month-end of each respective period, has declined over the past three years, from 17.64% as measured at March 31, 2021, to 13.22% as measured at March 31, 2022, to 15.79% as measured at March 31, 2023 to 11.82% as measured at March 31, 2024.

●	Orderly share repurchases returning approximately $14.65 million of capital to stockholders in the past four years, including (i) the completion of a $5 million share repurchase program starting in October 2020; (ii) $4.97 million worth of shares repurchased pursuant to a self-tender offer conducted from October 3 through November 1, 2022, to purchase for cash up to 5% of TPZ’s outstanding shares of common stock for cash at a price per share equal to 98% of the fund’s net asset value per share as of the close of regular trading session on November 1, 2022 and (iii) $4.68 million worth of shares repurchased pursuant to a self-tender offer conducted from October 2 through November 1, 2023, to purchase for cash up to 5% of TPZ’s outstanding shares of common stock for cash at a price per share equal to 98% of the Fund’s net asset value per share as of the close of regular trading session on November 1, 2023.

Considerations Related to the Fund’s Discount to NAV and Hedge Fund Activism. The TPZ Bulldog Proposal criticizes the discount between TPZ’s market share price and its NAV per share. However, as previously discussed above under Proposal 3, an analysis of trends in market-wide hedge fund activism aimed at closed-end funds in recent years, published by the Investment Company Institute (a leading industry trade association representing, and primarily funded by, regulated investment funds and advisers), points out that such funds typically trade at a discount to net asset value. The Board has taken note of the fact that this study also highlighted that a subset of primarily three activist investors – one of which is Bulldog – have increasingly used this fact to engage in short-term focused campaigns aimed at forcing an affected fund to repurchase their shares at a higher price.

The Investment Company Institute (“ICI”) has carefully studied the tendency of most CEFs to trade at a discount. The ICI is not a party to this solicitation, but members of the Board are familiar with its cogent analysis and, based on the data published by ICI6 and their own independent experience, have observed that (i) approximately three-quarters of all CEFs trade at a discount in any given month7 and (ii) these discounts can actually benefit long-term stockholders by providing them with NAV-based income distributions at reduced prices. Based on these considerations, members of the Board also believe that the more short-term focused tactics often employed by activist investors can negatively impact other investors with a longer-term focus.

The Board also believes that, while activist investors may seek to force a closed-end fund to liquidate or convert to an open-end fund, they typically settle for forcing a tender offer that allows them to realize short-term profits. The ICI’s published analysis of trends in market-wide CEF activism in recent years, which has been reviewed by members of the Board, also noted that, during the period covered by that analysis, approximately 75% of activist investors exited a subject CEF within one year or less after successfully bringing about such an event.8

The Fund Has Sought to Address the Discount While Balancing the Interests of All Investors. In 2022, Bulldog submitted a prior proposal to TPZ of the type criticized by the ICI, requesting that the Board authorize a self-tender offer for all outstanding common shares of TPZ at or close to NAV, and further requesting that if more than 50% of TPZ’s outstanding shares were tendered the Board cancel the tender offer and take steps to cause the fund to be liquidated or converted to (or merged with) an exchange traded fund (ETF) or an open-end mutual fund.

As the Board stated in opposition to Bulldog’s prior proposal, it declined to pursue the drastic step of an unlimited tender offer, possibly followed by open-ending or liquidating TPZ, as that could seriously impair or eliminate TPZ as a viable investment option for its stockholders that purposefully chose to invest in TPZ as a closed-end fund. Rather, the Board chose to conduct the above-referenced 2022 and 2023 self-tender offers pursuant to its January 2022 announcement of a conditional tender offer for up to 5% of TPZ’s outstanding shares of common stock for each of such years, conducted for each such year at a price equal to 98% of NAV if TPZ’s shares traded at an average discount to NAV of more than 10% during either of two designated measurement periods. The first measurement period commenced on February 1, 2022 and ended on July 31, 2022 for 2022, while the second measurement period commenced on August 1, 2022 and ended on July 31, 2023. These self-tenders during 2022 and 2023 allowed TPZ stockholders an opportunity for liquidity at an above-market price, but at a level which nonetheless maintained a fund of sufficient size to achieve TPZ’s investment objectives and continue to take advantage of leverage. The Board believes that these more limited tender offers reasonably balanced the interests of stockholders seeking an opportunity for liquidity in their fund shares at an above-market price with the interests of stockholders who desire to remain invested in a fund that has delivered meaningful returns over the past decade, and continues to distribute a high monthly distribution to stockholders.

[6]	See, Investment Company Institute Fact Sheet titled “Closed-End Fund Activism” published at https://www.ici.org/system/files/2024-05/cef-activism.pdf.

[7]	Id.

[8]	Id.

As the Board also noted in response to Bulldog’s 2022 proposal, other meaningful and effective actions taken by the Board to reduce TPZ’s discount have included: (1) adopting a managed distribution policy to make regular distributions to TPZ stockholders; (2) executing TPZ’s prior share repurchase program in 2020; and (3) early in 2022, enhancing TPZ’s managed distribution policy to make monthly distributions currently targeted at an annual rate of 7% to 10% of average NAV. The distribution as of May 8, 2024 was $0.105 per share per month ($0.315 per quarter) which has held steady since January 18, 2022. Further, the 1-month rolling average discount to NAV of 17.41% for the month of May 2021 has dropped to 12.87% for the month of May 2024, as measured through May 29, 2024.

The Board will continue to evaluate the impact of these actions and consider what additional actions may be taken to address the interests of all stockholders, including those that are dissatisfied with the persistent discount affecting most similarly situated closed-end funds while also preserving TPZ as a longer-term investment option for its income-oriented investors.

Conclusion. The Board unanimously opposes the TPZ Bulldog Proposal because it would most likely result in TPZ’s termination as a closed-end fund. The Board will continue to evaluate what additional actions may be taken in the future to provide reasonable opportunities for liquidity for investors concerned with the discount, but also believes the significant measures it has already taken justify retaining TPZ’s closed-end structure for the benefit of all stockholders.

Required Vote and Directors’ Recommendation

To be approved, the TPZ Bulldog Proposal must be approved by the affirmative vote of the holders of a majority of all the votes cast by shares voted at the Annual Meeting, in person or by proxy, by holders of TPZ common shares so long as a quorum is present. Each TPZ common share is entitled to one vote on this proposal. For the purposes of the vote on this proposal, abstentions and broker non-votes, if any, will not be counted as shares voted and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum required to conduct business at the Annual Meeting.

THE BOARD, INCLUDING ALL OF THE INDEPENDENT DIRECTORS,
UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE
“AGAINST” THIS NON-BINDING STOCKHOLDER PROPOSAL.

NDP PROPOSAL FOUR – FOR NDP STOCKHOLDERS ONLY

STOCKHOLDER PROPOSAL

A stockholder, Special Opportunities Fund, Inc., through its investment adviser, Bulldog Investors, LLP (together, “Bulldog”) has informed NDP (which is referred to as the “Fund” in its stockholder proposal) that it intends to submit this non-binding stockholder proposal (the “NDP Bulldog Proposal”) at the Annual Meeting and has requested that NDP include the NDP Bulldog Proposal in NDP’s proxy materials. The non-binding stockholder proposal, exactly as received by NDP, is set forth below, followed by a copy of Bulldog’s supporting statement, exactly as received by the Fund, which in turn is followed by the Board’s explanation of its reasons for opposing the Bulldog Proposal. None of NDP, the Board or management are responsible for the contents of this non-binding stockholder proposal nor the supporting statement of the proponent. The Board unanimously recommends that you vote AGAINST the NDP Bulldog Proposal.

Bulldog Proposal to NDP:

RESOLVED: The stockholders urge the board to consider measures to allow all shareholders to monetize their shares at a price at or close to net asset value (NAV).

Supporting Statement for the Bulldog Proposal

The Fund’s long-term performance has been terrible. For the ten-year period ending May 31, 2023, the annualized market price return of the Fund’s shares is –9.74%. And the NAV has shrunk from over $300 million when the fund launched in 2012 to less than $60 million today. Plus, the Fund's shares have almost always traded at a double-digit discount for more than four years. The discount is currently more than 15%. It is doubtful there are many happy long-term shareholders.

The board has authorized the Fund to conduct a small self-tender offer in any year that the discount exceeds 10% during a designated measurement period. However, in the most recent tender offer, more than 90% of the shares tendered were returned to shareholders. Consequently, more aggressive action is warranted.

We propose that if the Fund’s current double-digit discount persists through 2024, the board should take action to afford shareholders an opportunity to realize a price close to NAV for all shares. Among the options the board should consider are converting the Fund to an open-end fund or an ETF, liquidating the Fund, or launching a self-tender offer for all shares.

END OF PROPOSAL

FOR THE REASONS DISCUSSED MORE FULLY BELOW, THE BOARD OF
DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS,
UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE
“AGAINST” THIS NON-BINDING STOCKHOLDER PROPOSAL.

After careful and thoughtful consideration, the Board of Directors of NDP, including the Independent Directors who constitute a majority of the Board, has unanimously determined for the reasons discussed in greater detail below that the NDP Bulldog Proposal is not in the best interests of NDP or its stockholders. Accordingly, the Board recommends that you vote AGAINST NDP Proposal Four.

NDP’s Board of Directors has weighed the advantages and disadvantages of the NDP Bulldog Proposal based on what it believes is in the best interests of NDP’s stockholders. The Board opposes the NDP Bulldog Proposal because it would deny stockholders the ability to own shares in a successful investment vehicle with long-term investment objectives, waste fund resources, and potentially result in NDP’s termination. Instead, the Board believes that NDP should retain its current structure as a closed-end fund, which provides significant benefits to long-term stockholders:

●	NDP maintains a managed distribution policy currently targeted at an annual distribution rate of 7% to 10% of average NAV, which provides stockholders with a sizeable distribution every quarter.

●	NDP’s discount (market price as compared to NAV) has decreased over time following the period of severe declines in market prices of oil and gas stocks driven by the pandemic and associated global lockdowns. For example, the NDP discount was 20.17% on March 31, 2021, and 14.35% on March 31, 2024. Long-term investors who held NDP stock over this period have benefitted from lower discounts since the pandemic.

●	Orderly share repurchases returning approximately $6.63 million of capital to stockholders in the past four years, including (i) $3.57 million worth of shares repurchased pursuant to a self-tender offer conducted from October 3 through November 1, 2022, to purchase for cash up to 5% of NDP’s outstanding shares of common stock for cash at a price per share equal to 98% of the fund’s net asset value per share as of the close of regular trading session on November 1, 2022 and (ii) $3.06 million worth of shares repurchased pursuant to a self-tender offer conducted from October 2 through November 1, 2023, to purchase for cash up to 5% of NDP’s outstanding shares of common stock for cash at a price per share equal to 98% of the Fund’s net asset value per share as of the close of regular trading session on November 1, 2023.

Considerations Related to the Fund’s Discount to NAV and Hedge Fund Activism. The NDP Bulldog Proposal criticizes the discount between NDP’s market share price and its NAV per share. However, as previously discussed above under Proposal 3, an analysis of trends in market-wide hedge fund activism aimed at closed-end funds in recent years, published by the Investment Company Institute (a leading industry trade association representing, and primarily funded by, regulated investment funds and advisers), points out that such funds typically trade at a discount to net asset value. The Board has taken note of the fact that this study also highlighted that a subset of primarily three activist investors – one of which is Bulldog – have increasingly used this fact to engage in short-term focused campaigns aimed at forcing an affected fund to repurchase their shares at a higher price.

The Investment Company Institute (“ICI”) has carefully studied the tendency of most CEFs to trade at a discount. The ICI is not a party to this solicitation, but members of the Board are familiar with its cogent analysis and, based on the data published by ICI9 and their own independent experience, have observed that (i) approximately three-quarters of all CEFs trade at a discount in any given month10 and (ii) these discounts can actually benefit long-term stockholders by providing them with NAV-based income distributions at reduced prices. Based on these considerations, members of the Board also believe that the more short-term focused tactics often employed by activist investors can negatively impact other investors with a longer-term focus.

The Board also believes that, while activist investors may seek to force a closed-end fund to liquidate or convert to an open-end fund, they typically settle for forcing a tender offer that allows them to realize short-term profits. The ICI’s published analysis of trends in market-wide CEF activism in recent years, which has been reviewed by members of the Board, also noted that, during the period covered by that analysis, approximately 75% of activist investors exited a subject CEF within one year or less after successfully bringing about such an event.11

The Fund Has Sought to Address the Discount While Balancing the Interests of All Investors.

Historically, the Board has declined to pursue the drastic step of an unlimited tender offer, possibly followed by open-ending or liquidating NDP, as that could seriously impair or eliminate NDP as a viable investment option for its stockholders that purposefully chose to invest in NDP as a closed-end fund. Rather, the Board chose to conduct the above-referenced 2022 and 2023 self-tender offers pursuant to its January 2022 announcement of a conditional tender offer for up to 5% of NDP’s outstanding shares of common stock for each of such years, conducted for each such year at a price equal to 98% of NAV if NDP’s shares traded at an average discount to NAV of more than 10% during either of two designated measurement periods. The first measurement period commenced on February 1, 2022 and ended on July 31, 2022 for 2022, while the second measurement period commenced on August 1, 2022 and ended on July 31, 2023. These self-tenders during 2022 and 2023 allowed NDP stockholders an opportunity for liquidity at an above-market price, but at a level which nonetheless maintained a fund of sufficient size to achieve NDP’s investment objectives and continue to take advantage of leverage. The Board believes that these more limited tender offers reasonably balanced the interests of stockholders seeking an opportunity for liquidity in their fund shares at an above-market price with the interests of stockholders who desire to remain invested in a fund that has delivered meaningful returns over the past decade, and continues to distribute a high monthly distribution to stockholders.

[9]	See, Investment Company Institute Fact Sheet titled “Closed-End Fund Activism” published at https://www.ici.org/system/files/2024-05/cef-activism.pdf.

[10]	Id.

[11]	Id.

Other meaningful and effective actions taken by the Board to reduce NDP’s discount have included: (1) adopting a managed distribution policy to make regular distributions to NDP stockholders and (2) early in 2022, enhancing NDP’s managed distribution policy to make quarterly distributions currently targeted at an annual rate of 7% to 10% of average NAV. The distribution as of May 8, 2024 was $0.63 per share per quarter which has held steady since February 9, 2023.

The Board will continue to evaluate the impact of these actions and consider what additional actions may be taken to address the interests of all stockholders, including those that are dissatisfied with the persistent discount affecting most similarly situated closed-end funds while also preserving NDP as a longer-term investment option for its income-oriented investors.

Conclusion. The Board unanimously opposes the NDP Bulldog Proposal because it would most likely result in NDP’s termination as a closed-end fund. The Board will continue to evaluate what additional actions may be taken in the future to provide reasonable opportunities for liquidity for investors concerned with the discount, but also believes the significant measures it has already taken justify retaining NDP’s closed-end structure for the benefit of all stockholders.

Required Vote and Directors’ Recommendation

To be approved, the NDP Bulldog Proposal must be approved by the affirmative vote of the holders of a majority of all the votes cast by shares voted at the Annual Meeting, in person or by proxy, by holders of NDP common shares so long as a quorum is present. Each NDP common share is entitled to one vote on this proposal.

Abstentions, if any, will not be counted as shares voted and will have no effect on the result of the vote. However, because of the contested nature of Proposal 1 for NDP stockholders, under the rules of the NYSE your broker may not vote your shares on routine matters or non-routine matters. Therefore, due to the contested nature of Proposal 1 for NDP stockholders, we do not expect broker non-votes to occur or to count towards the determination of whether a quorum of NDP stockholders is present for purposes of conducting business at the Annual Meeting. We urge you to instruct your broker or other nominee to vote your shares so that your votes may be counted. The Board unanimously recommends that shareholders vote using the WHITE proxy card.

PLEASE NOTE THAT, IF YOU RETURN THE GOLD PROXY CARD AND THE NOMINATING STOCKHOLDER DOES NOT, IN THE GOLD PROXY CARD, SOLICIT AUTHORITY TO VOTE ON PROPOSALS 2, 3 AND 4 FOR NDP, THEN ANY NDP STOCKHOLDER WHO RETURNS THE GOLD PROXY CARD WILL BE GRANTING A PROXY TO VOTE ONLY ON PROPOSAL 1 AND NOT TO VOTE ON PROPOSALS 2, 3 AND 4. AS A RESULT, SUCH AN NDP STOCKHOLDER WOULD ONLY BE ABLE TO VOTE ON PROPOSALS 2, 3 AND 4 BY ATTENDING THE ANNUAL MEETING AND VOTING IN PERSON. CONVERSELY, AN NDP STOCKHOLDER WHO RETURNS THE WHITE PROXY CARD WILL BE ABLE TO VOTE ON PROPOSALS 2, 3 AND 4 BY DOING SO, BUT WILL ONLY BE ABLE TO VOTE ON THE BOARD OF DIRECTORS’ NOMINEE FOR DIRECTOR AND WOULD NOT BE ABLE TO CAST A VOTE ON THE NOMINATING STOCKHOLDER’S NOMINEES UNLESS SUCH STOCKHOLDER WERE TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON. THE BOARD OF DIRECTORS ENCOURAGES YOU TO PLEASE DISCARD ANY GOLD PROXY CARD OR ANY OTHER PROXY CARD YOU RECEIVE FROM THE NOMINATING STOCKHOLDER, AND PLEASE VOTE USING ONLY THE ENCLOSED WHITE PROXY CARD. SINCE THE BOARD HAS ELECTED TO REDUCE THE TOTAL SIZE OF THE BOARD OF DIRECTORS TO FOUR MEMBERS EFFECTIVE UPON COMPLETION OF THE ANNUAL MEETING, ONLY ONE DIRECTOR NOMINEE WILL BE CONSIDERED FOR ELECTION AND YOU SHOULD VOTE FOR ONLY ONE DIRECTOR CANDIDATE.

THE BOARD, INCLUDING ALL OF THE INDEPENDENT DIRECTORS,
UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE
“AGAINST” THIS NON-BINDING STOCKHOLDER PROPOSAL.

OTHER MATTERS

The Board of Directors of each Company knows of no other matters that are intended to be brought before the meeting. If other matters are presented for action, the proxies named in the enclosed form of proxy will vote on those matters in their sole discretion, as permitted by federal proxy rules and by NYSE rules.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

At May 31, 2024, each director and director nominee beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Exchange Act) shares of each Company overseen by such director in the Fund Complex having values within the indicated dollar ranges. Other than the Fund Complex, with respect to each Company, none of the Company’s directors and director nominees who are not interested persons of the Company, nor any of their immediate family members, has ever been a director, officer or employee of the Adviser or its affiliates.

Director	Dollar Range of Holdings in the Company(1)
Interested Persons	TYG	TPZ	NTG
H. Kevin Birzer	Over $100,000	$50,001-$100,000	$50,001-$100,000
Independent Persons
Conrad S. Ciccotello	Over $100,000	Over $100,000	$50,001-$100,000
Rand C. Berney	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000
Alexandra A. Herger	$1-$10,000	$1-$10,000	$1-$10,000
Jennifer Paquette	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000

Director	Dollar Range of Holdings in the Company(1)
Interested Persons	TTP	NDP	TEAF
H. Kevin Birzer	$50,001-$100,000	$50,001-$100,000	$50,001-$100,000
Independent Persons
Conrad S. Ciccotello	$50,001-$100,000	$50,001-$100,000	$10,001-$50,000
Rand C. Berney	$10,001-$50,000	$50,001-$100,000	$10,001-$50,000
Alexandra A. Herger	$1-$10,000	$1-$10,000	$1-$10,000
Jennifer Paquette	$1-$10,000	$1-$10,000	$1-$10,000

Director	Aggregate Dollar Range of Holdings in Companies Overseen by Director in Family of Investment Companies(2)
Interested Persons
H. Kevin Birzer	Over $100,000
Independent Persons
Conrad S. Ciccotello	Over $100,000
Rand C. Berney	Over $100,000
Alexandra A. Herger	$10,001-$50,000
Jennifer Paquette	$50,001-$100,000

(1)	Based on the closing price of each Company’s common shares on the New York Stock Exchange on May 31, 2024.
(2)	Includes TYG, TPZ, NTG, TTP, NDP and TEAF. Amounts based on the closing price of each of TYG’s, TPZ’s, NTG’s, TTP’s, NDP’s and TEAF’s common shares on the New York Stock Exchange on May 31, 2024. For Mr. Ciccotello, also includes TSIFX, of which he held no shares at May 31, 2024.

At May 31, 2024, each director, each officer and the directors and officers as a group, beneficially owned (as determined pursuant to Rule 13d-3 under the Exchange Act) the following number of shares of common and preferred stock of each Company (or percentage of outstanding shares). Unless otherwise indicated each individual has sole investment and voting power with respect to the shares listed.

	TYG Common Shares	TPZ Common Shares	NTG Common Shares	TTP Common Shares	NDP Common Shares	TEAF Common Shares
Independent Directors
Conrad Ciccotello	6,600.61(1)	10,093.00(2)	2,239.22	2,764.75	2,223.43	1,891.06
Rand C. Berney	1,437.10(3)	2,517.33(3)	871.63(3)	1,128.02(3)	1,513.41(3)	1,318.64(3)
Alexandra A. Herger	225.00	450.00	250.00	250.00	225.00	250.00
Jennifer Paquette	307.00	902.87	251.00	247.00	179.00	280.00
Interested Directors and Officers
H. Kevin Birzer	18,319.64(4)	4,150.00	2,260.00	2,875.00	1,793.00	7,403.00
Matthew G.P. Sallee	1,875.00	500.00	1,112.00	200.00	162.00	1,250.00
Brian A. Kessens	500.00(5)	2,100.00(5)	648.00(6)	850.00(5)	475.00(5)	1,000.00(5)
Robert J. Thummel, Jr.	341.00	0	166.00	62.00	375.00	1,300.00
Kate Moore	0	0	0	0	0	250.00
Shobana Gopal	1,052.51(7)	0	170.10(8)	259.11	147.14	300.00(8)
Sean Wickliffe	0	0	0	0	0	0
Diane Bono	486.07(9)	0	0	0	0	250.00(10)

Directors and Officers as a Group (11)	30,361.37	20,713.20	7,153.95	8,573.88	6,617.97	13,192.70

None of the independent directors and none of the interested directors and officers hold any TYG preferred shares, NTG preferred shares or TTP preferred shares.

% of Outstanding Shares (12)
	TYG Common Shares	TPZ Common Shares	NTG Common Shares	TTP Common Shares	NDP Common Shares	TEAF Common Shares
Independent Directors
Conrad Ciccotello	*	*	*	*	*	*
Rand C. Berney	*	*	*	*	*	*
Alexandra A. Herger	*	*	*	*	*	*
Jennifer Paquette	*	*	*	*	*	*
Interested Directors and Officers
H. Kevin Birzer	*	*	*	*	*	*
Matthew G.P. Sallee	*	*	*	*	*	*
Brian A. Kessens	*	*	*	*	*	*
Robert J. Thummel, Jr.	*	*	*	*	*	*
Kate Moore	*	*	*	*	*	*
Shobana Gopal	*	*	*	*	*	*
Sean Wickliffe	*	*	*	*	*	*
Diane Bono	*	*	*	*	*	*
Directors and Officers as a Group	*	*	*	*	*	*

*	Indicates less than 1%.

(1)	Mr. Ciccotello holds 155 of these shares jointly with his wife.
(2)	Mr. Ciccotello holds these shares jointly with his wife.
(3)	All shares are held in a revocable trust, of which Mr. Berney and his wife are co-trustees and share voting and investment power with respect to the shares.
(4)	Includes 1.56 shares held jointly with his wife.
(5)	Held with his wife.
(6)	Includes 600 shares held with his wife.

(7)	Includes 114.82 shares held jointly with her husband.
(8)	Held jointly with her husband.
(9)	Includes 132.20 shares held jointly with her husband.
(10)	Held jointly with her husband.
(11)	For each of TYG and NTG, total excludes shares held by Messrs. Kessens and Thummel and Ms. Moore, who are not officers of TYG or NTG. For each of TPZ and TTP, total excludes shares held by Mr. Thummel and Ms. Moore, who are not officers of TPZ or TTP. For NDP, total excludes shares held by Mr. Kessens and Ms. Moore, who are not officers of NDP. For TEAF, total excludes shares held by Messrs. Kessens and Thummel who are not officers of TEAF.
(12)	Based on the following shares outstanding as of May 31, 2024: 10,764,933 shares of TYG common stock, 5,890,167 shares of TPZ common stock, 5,092,810 shares of NTG common stock, 2,010,566 shares of TTP common stock, 1,666,014 shares of NDP common stock, and 13,491,127 shares of TEAF common stock.

The table below indicates the persons known to NTG to own 5% or more of its common stock as of May 31, 2024.

Name and Address	Number of NTG Common Shares	Percent of Class
Saba Capital Management, L.P. (*) Boaz R. Weinstein Saba Capital Management GP, LLC 405 Lexington Avenue, 58th Floor New York, New York 10174	448,587	8.81%

(*)	Information based on a Schedule 13D filed on December 5, 2023 reporting shared voting and dispositive power over the shares listed in the table above. A Schedule 13D/A was previously filed on June 30, 2023, amending a Schedule 13D filed on March 20, 2023.

The table below indicates the persons known to TPZ to own 5% or more of its common stock as of May 31, 2024.

Name and Address	Number of TPZ Common Shares	Percent of Class
Relative Value Partners Group, LLC (*) 1033 Skokie Blvd., Suite 470 Northbrook, IL 60062	766,544	13.01%
Bulldog Investors, LLP (**)	267,122	4.65%
Phillip Goldstein	357,884	6.19%
Andrew Dakos Park 80 West-Plaza Two 250 Pehle Avenue, Suite 708 Saddle Brook, NJ 07663	357,884	6.19%

(*)	Information based on a Schedule 13G filed on February 12, 2024 reporting sole dispositive power and sole voting power over the shares listed in the table above. A Schedule 13G was previously filed on February, 2, 2023, February 11, 2022, and February 12, 2021.
(**)	Information based on a Schedule 13D filed January 22, 2024 reporting shared voting and dispositive power over the shares listed in the table above.

The table below indicates the persons known to TTP to own 5% or more of its common stock as of May 31, 2024.

Name and Address	Number of TTP Common Shares	Percent of Class
Saba Capital Management, L.P. (*) Boaz R. Weinstein Saba Capital Management GP, LLC 405 Lexington Avenue, 58th Floor New York, New York 10174	177,249	8.81%
Bard Associates, Inc.(**) 135 South LaSalle Street, Suite 3700 Chicago, IL 60603	132,211	6.2%
Commonwealth Equity Services, LLC DBA Commonwealth Financial Network (***) 29 Sawyer Road Waltham, MA 02453	104,928	4.71%

(*)	Information based on a Schedule 13D/A filed on February 14, 2024. The Schedule 13D reports shared voting and dispositive power by each reporting person over the shares listed in the table above, and that the funds and accounts advised by Saba Capital Management, L.P. have the right to receive the dividends from and proceeds of sales from the TTP common shares. A Schedule 13D was previously filed on March 20, 2023 and amended by a Schedule 13D/A filed on June 30, 2023 and December 11, 2023.
(**)	Information based on a Schedule 13G/A filed on January 4, 2024 reporting shared dispositive power but no voting power over the shares listed in the table above. A Schedule 13G was previously filed on February 6, 2023.
(***)	Information based on a Schedule 13G filed on February 9, 2024 reporting both sole and shared dispositive power but no voting power over the shares listed in the table above.

The table below indicates the persons known to NDP to own 5% or more of its common stock as of May 31, 2024.

Name and Address	Number of NDP Common Shares	Percent of Class
Saba Capital Management, L.P. (*) Boaz R. Weinstein Saba Capital Management GP, LLC 405 Lexington Avenue, 58th Floor New York, New York 10174	159,899	9.60%
Thomas J. Herzfeld Advisors, Inc. (**) 119 Washington Avenue, Suite 504 Miami Beach, FL 33139	90,840	5.45%
Bulldog Investors, LLP (***)	100,835	6.05%
Phillip Goldstein	150,576	9.04%
Andrew Dakos Park 80 West-Plaza Two 250 Pehle Avenue, Suite 708 Saddle Brook, NJ 07663	150,576	9.04%

(*)	Information based on a Schedule 13D/A filed jointly by Saba Capital Management, L.P., Boaz R. Weinstein and Saba Capital Management GP, LLC on January 5, 2024 which amended a Schedule 13D originally filed on January 10, 2022 as previously amended by Schedule 13D/A filings on February 14, 2022, July 1, 2022, March 20, 2023, June 30, 2023, November 13, 2023, and December 11, 2023 and which reports shared voting and dispositive power over the shares listed in the table above. Saba Capital Management, L.P. serves as investment manager to private and public investment funds and/or accounts; Saba Capital Management GP, LLC is the general partner of Saba Capital Management, L.P. and other affiliated entities; and Mr. Weinstein is managing member of Saba Capital Management GP, LLC. The Schedule 13D/A reports that the funds and accounts advised by Saba Capital Management, L.P. have the right to receive the dividends from and proceeds of sales from the NDP common shares.
(**)	Information based on a Schedule 13G/A filed by Thomas J. Herzfeld Advisors, Inc. on January 17, 2024 amending a Schedule 13G filed on January 10, 2023, reporting sole voting power and sole dispositive power.
(***)	Information based on a Schedule 13D/A filed on November 28, 2023 by Bulldog Investors, LLP, Phillip Goldstein, and Andrew Dakos reporting shared dispositive and voting power over the shares listed in the table above. A Schedule 13D was previously filed on May 31, 2023.

There were no persons known to TYG, to own 5% or more of its common stock as of May 31, 2024.

The table below indicates the persons known to TEAF to own 5% or more of its common stock as of May 31, 2024.

Name and Address	Number of TEAF Common Shares	Percent of Class
Saba Capital Management, L.P. (*) Boaz R. Weinstein (*) Saba Capital Management GP, LLC (*) 405 Lexington Avenue, 58th Floor New York, New York 10174	871,390	6.46%

(*)	Information based on a Schedule 13D/A filed jointly by Saba Capital Management L.P., Boaz R. Weinstein, and Saba Capital Management GP, LLC on December 11, 2023. Saba GP is the general partner of Saba Capital and other affiliated entities, and Mr. Weinstein is managing member of the general partner of Saba Capital and other affiliated entities. The Schedule 13D reports shared voting and dispositive power by each reporting person over the shares listed in the table above, and that the funds and accounts advised by Saba Capital have the right to receive the dividends from and proceeds of sales from the Common Shares. A Schedule 13D/A was previously filed on June 30, 2023 amending Schedule 13D filed on March 31, 2023.

The table below indicates the persons known to TYG to own 5% or more of its shares of preferred stock as of May 31, 2024.

Name and Address	Number of TYG Preferred Shares	Percent of Class
The Prudential Insurance Company of America (*) 2200 Ross Ave. Suite 4300W Dallas, TX 75201	2,000,000	56.1%
Barings LLC (formerly Babson Capital Management LLC) (**) 300 South Tryon St. Charlotte, NC 28202 Massachusetts Mutual Life Insurance Company (**) 1295 State Street Springfield, MA 01111	411,091	11.5%
The Guardian Life Insurance Company of America (***) 7 Hanover Square New York, NY 10004	352,364	9.9%
Knights of Columbus (****) One Columbus Plaza New Haven, CT 06510	254,485	7.1%
Athene Asset Management, L.P. (*****) Athene Annuity and Life Company (*****) Voya Insurance and Annuity Company (*****) Royal Neighbors of America (*****) 7700 Mills Civic Parkway West Des Moines, IA 50266	211,418	5.9%

(*)	Information based on a Securities Purchase Agreement dated December 17, 2021.
(**)	Information based on Schedule 13G amendment filed on January 7, 2015. The number of shares noted above also reflects a partial redemption that occurred in April 2020. Barings LLC (formerly Babson Capital Management LLC) reported that, in its capacity as investment adviser, it has sole voting and dispositive power with respect to the 4,600,000 shares (411,091 shares after taking into account the partial redemption) of Mandatory Redeemable Preferred Stock held in certain advisory accounts owned (directly or indirectly) by affiliated entities and therefore may be deemed to beneficially own such shares. Barings LLC is a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), the direct beneficial owner of 4,415,000 shares (359,215 shares after taking into account the partial redemption and beneficiary re-registration of 34,258 shares to Great-West Life & Annuity Insurance Company during the period) of Mandatory Redeemable Preferred Stock. In addition, C.M. Life Insurance Company, a wholly-owned subsidiary of MassMutual, owns 185,000 shares (17,618 shares after taking into account the partial redemption) of Mandatory Redeemable Preferred Stock, which therefore may be deemed to be indirectly owned by MassMutual.
(***)	Information based on a Schedule 13G amendment filed on February 15, 2022 and fund records. The Guardian Life Insurance Company of America reports that it has sole voting and dispositive power over the shares listed in the table above.
(****)	Information based on a Securities Purchase Agreement dated October 9, 2014 and also reflects a partial redemption that occurred in April 2020.
(*****)	Information based on a Securities Purchase Agreement dated October 9, 2014 through which Athene Asset Management, L.P. obtained beneficial ownership of shares on behalf of Athene Asset and Life Company, Voya Insurance and Annuity Company, and Royal Neighbors of America in its capacity as investment adviser. The number of shares noted above also reflects a partial redemption that occurred in April 2020.

The table below indicates the persons known to NTG to own 5% or more of its shares of preferred stock as of May 31, 2024.

Name and Address	Number of NTG Preferred Shares	Percent of Class
Prudential Financial, Inc.(*) 751 Broad Street Newark, New Jersey 07102-3777	453,939	82.5%
Metropolitan Life Insurance Company(**) 200 Park Avenue New York, New York 10166	96,212	17.2%

(*)	Information based on a Securities Purchase Agreement dated December 17, 2021and based on a Schedule 13G amendment filed on February 6, 2019 by Prudential Financial Inc. The number of shares noted above also reflects a partial redemption that occurred in April 2020.
(**)	Information based on a Securities Purchase Agreement dated December 13, 2017. The number of shares noted above also reflects a partial redemption that occurred in April 2020.

The table below indicates the persons known to TTP to own 5% or more of its shares of preferred stock as of May 31, 2024.

Name and Address	Number of TTP Preferred Shares	Percent of Class
Prudential Financial, Inc.(*) 751 Broad Street Newark, NJ 07102-377	244,000	100%

(*)	Information is based on a Schedule 13G filed January 7, 2019 reporting sole voting and dispositive power as a parent holding company of PGIM, Inc. which beneficially owns the shares and The Prudential Insurance Company of America which has the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the identified shares. The number of shares noted above also reflects a partial redemption that occurred in April 2020.

DELINQUENT SECTION 16(a) REPORTS

Section 30(h) of the 1940 Act and Section 16(a) of the Exchange Act require each Company’s directors and officers, the Adviser, affiliated persons of the Adviser and persons who own more than 10% of a registered class of the Company’s equity securities to file forms reporting their affiliation with the Company and reports of ownership and changes in ownership of the Company’s shares with the SEC and the New York Stock Exchange. Those persons and entities are required by SEC regulations to furnish the applicable Company with copies of all Section 16(a) forms they file. Based solely on a review of those forms furnished to the Company, or written representations that no other reports were required to be filed, each Company believes that its directors and officers, the Adviser and affiliated persons of the Adviser have complied with all applicable Section 16(a) filing requirements during the last fiscal year, except that Mr. H. Kevin Birzer, a Section 16 filer for TYG, was late in making a Section 16 filing for TYG. An independent third-party advisor with full discretion for managing the account beneficially owned by Mr. Birzer sold shares without informing Mr. Birzer. A Section 16 filing reflecting the sale of those shares has been made.

INVESTMENT ADVISER

Tortoise Capital Advisors, L.L.C. is each Company’s investment adviser. The Adviser’s address is 6363 College Boulevard, Suite 100A, Overland Park, Kansas 66211. As of May 31, 2024, the Adviser had approximately $7.4 billion of client assets under management. Ecofin Advisors Limited (“Ecofin UK”), an affiliate of the Adviser, is an investment sub-adviser to TEAF. Ecofin UK’s address is 15 Buckingham Street, London, WC2N 6DU. As of May 31, 2024, Ecofin UK had approximately $1.4 billion of client assets under management. The assets under management numbers for the Adviser and Ecofin UK include approximately $0.6 billion of assets for which the Adviser acts as investment adviser and Ecofin UK acts as sub-adviser.

MORE INFORMATION ABOUT THE MEETING

Stockholders. At the record date, each Company had the following number of shares issued and outstanding, each of which is entitled to one vote per share on those matters as to which such class has voting rights as described in this proxy statement:

	Common Shares	Preferred Shares
TYG	10,764,933	3,566,061
TPZ	5,890,167	N/A
NTG	5,092,810	550,151
TTP	2,010,566	244,000
NDP	1,666,014	N/A
TEAF	13,491,127	N/A

How Proxies Will Be Voted. All proxies solicited by the Board of Directors of each Company that are properly executed and received prior to the meeting, and that are not revoked, will be voted at the meeting. Shares represented by those proxies will be voted in accordance with the instructions marked on the proxy. If no instructions are specified, shares represented by such proxy will be voted: “FOR” the proposal to elect Rand C. Berney to serve as a director of the Company until the 2027 Annual Meeting of Stockholders; “FOR” the proposal to ratify Ernst & Young LLP as the Company’s independent registered public accounting firm for its fiscal year ended November 30, 2024; “AGAINST” the Saba Proposal; “AGAINST” the TPZ Bulldog Proposal; and “AGAINST” the NDP Bulldog Proposal.

How To Vote. You may vote your shares by simply completing and signing the enclosed proxy card (your ballot), and mailing it in the postage-paid envelope included in this package. You may also vote in person if you are able to attend the meeting.

Expenses and Solicitation of Proxies. The expenses of preparing, printing and mailing the enclosed proxy card, the accompanying notice and this proxy statement and all other costs, in connection with the solicitation of proxies will be borne by the Companies on a pro rata basis. Each Company may also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of shares of the Company. In order to obtain the necessary quorum for a Company at the meeting, additional solicitation may be made by mail, telephone, telegraph, facsimile or personal interview by representatives of the Company, the Adviser, the Company’s transfer agent, or by brokers or their representatives, or by the firm of EQ Fund Solutions, LLC, 48 Wall Street, 22nd Floor, New York, NY 10005 (“EQ”), which we have engaged to provide customary services in connection with the solicitation of annual meeting proxies at a fee that is not anticipated to exceed $15,000. None of the Companies will pay any representatives of the Company or the Adviser any additional compensation for their efforts to supplement proxy solicitation.

As a result of the proxy contest initiated by the Nominating Stockholder, NDP may incur additional costs in connection with the solicitation of proxies. In addition to the routine solicitation engagement described above, we have engaged EQ to assist in the solicitation of proxies and provide related advice and informational support, for a service fee and the reimbursement of customary disbursements, which amounts are not expected to exceed $155,000 in total. That firm expects that approximately 25 of its employees will assist in providing the additional services described below in conducting the solicitation. NDP’s aggregate expenses related to the solicitation of proxies from stockholders this year, including the additional services from EQ and other professional fees described below, may substantially exceed those normally spent for an annual meeting of stockholders. Such additional costs are expected to aggregate to approximately $230,000, of which approximately $40,000 have been incurred through the date of this filing. These additional solicitation costs are expected to include: the fees payable to our proxy solicitor EQ for the additional contracted services covering additional mailings of solicitation material to stockholders, a telephone campaign, follow up mailings and other alternative investor outreach; related increased printing and mailing costs, such as the costs of additional mailings of solicitation material to stockholders; fees of outside counsel to advise NDP in connection with a contested solicitation of proxies; the costs of retaining an independent inspector of election; and the reimbursement of reasonable expenses of banks, brokerage houses and other agents incurred in forwarding solicitation materials to beneficial owners of NDP’s common stock.

Revoking a Proxy. With respect to each Company, at any time before it has been voted, you may revoke your proxy by: (1) sending a letter stating that you are revoking your proxy to the Secretary of the Company at the Company’s offices located at 6363 College Boulevard, Suite 100A, Overland Park, Kansas 66211; (2) properly executing and sending a later-dated proxy; or (3) attending the meeting, requesting return of any previously delivered proxy, and voting in person.

Quorum. With respect to each Company, the presence, in person or by proxy, of holders of shares entitled to cast a majority of the votes entitled to be cast (without regard to class) constitutes a quorum as required to conduct business at the Annual Meeting. For purposes of determining the presence or absence of a quorum for each Company (other than NDP, which is discussed separately below), shares present at the annual meeting that are not voted, or abstentions, and broker non-votes (which occur when a broker has not received directions from customers and does not have discretionary authority to vote the customers’ shares) will be treated as shares that are present at the meeting for quorum purposes but have not been voted.

For NDP only, abstentions, if any, will be treated as shares that are present at the meeting but have not been voted. However, because of the contested nature of Proposal 1 for NDP stockholders, under the rules of the NYSE your broker may not vote your shares on routine matters or non-routine matters. Therefore, due to the contested nature of Proposal 1 for NDP stockholders, we do not expect broker non-votes to occur or to count towards the determination of whether a quorum of NDP stockholders is present for purposes of conducting business at the Annual Meeting. We urge you to instruct your broker or other nominee to vote your shares so that your votes may be counted. The Board unanimously recommends that shareholders vote using the WHITE proxy card.

For a more detailed description of the application of the votes required for approval of each agenda item at the Annual Meeting, and of the impact of abstentions and broker non-votes (if any) on the outcome of each such vote and for purposes of determining the presence of a quorum as required for conducting business at the Annual Meeting, please refer to the information presented under the subheading “Required Vote and Directors’ Recommendation” with respect to each such item.

With respect to each Company, if a quorum is not present in person or by proxy at the meeting, the chairman of the meeting or the stockholders entitled to vote at such meeting, present in person or by proxy, have the power to adjourn the meeting to a date not more than 120 days after the original record date without notice other than announcement at the meeting.

Availability of Annual Report of TYG, TPZ, NTG, TTP, NDP and TEAF. Each Company will furnish without charge upon written request a copy of its most recent annual report. Each such request must include a good faith representation that, as of the record date, the person making such request was a beneficial owner of the Company’s common shares entitled to vote at the annual meeting of stockholders. Such written request should be directed to the Company’s Secretary at 6363 College Boulevard, Suite 100A, Overland Park, Kansas 66211, (866) 362-9331.

ADMINISTRATOR

TYG, TPZ, NTG, TTP, NDP and TEAF have each entered into administration agreements with US Bancorp Fund Services, LLC whose principal business address is 615 E. Michigan Street, Milwaukee, Wisconsin 53202.

STOCKHOLDER COMMUNICATIONS

Stockholders are able to send communications to the Board of Directors of each Company. Communications should be addressed to the Secretary of the applicable Company at its principal offices at 6363 College Boulevard, Suite 100A, Overland Park, Kansas 66211. The Secretary will forward any communications received directly to the Board of Directors or particular director, as applicable.

CODE OF ETHICS

Each of the Companies has adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes personal trading procedures for employees designated as access persons and which is available through the Company’s link on its investment adviser’s website (www.tortoiseadvisors.com).

STOCKHOLDER PROPOSALS AND NOMINATIONS
FOR THE 2025 ANNUAL MEETING

Method for Including Proposals in a Company’s Proxy Statement. Under the rules of the SEC, if you want to have a proposal included in a Company’s proxy statement for its next annual meeting of stockholders, that proposal must be received by the Secretary of the Company at 6363 College Boulevard, Suite 100A, Overland Park, Kansas 66211, not later than 5:00 p.m., Central Time on March 10, 2025. Such proposal must comply with all applicable requirements of Rule 14a-8 of the Exchange Act. Timely submission of a proposal does not mean the proposal will be included in the proxy materials sent to stockholders.

Other Proposals and Nominations. If you want to nominate a director or have other business considered at a Company’s next annual meeting of stockholders but do not want those items included in our proxy statement, you must comply with the advance notice provision of the Company’s Bylaws. Under each Company’s Bylaws, nominations for director or other business proposals to be addressed at the Company’s next annual meeting may be made by a stockholder who has delivered a notice to the Secretary of the Company at 6363 College Boulevard, Suite 100A, Overland Park, Kansas 66211, no earlier than February 8, 2025, nor later than 5:00 p.m. Central Time on March 10, 2025. The stockholder must satisfy certain requirements set forth in the Company’s Bylaws and the notice must contain specific information required by the Company’s Bylaws. With respect to nominees for director, the notice must include, among other things, the name, age, business address and residence address of any nominee for director, certain information regarding such person’s ownership of Company shares, and all other information relating to the nominee as is required to be disclosed in solicitations of proxies in an election contest or as otherwise required by Regulation 14A under the Exchange Act. With respect to other business to be brought before the meeting, a notice must include, among other things, a description of the business and any material interest in such business by the stockholder and certain associated persons proposing the business. Any stockholder wishing to make a proposal should carefully read and review the applicable Company’s Bylaws. A copy of each Company’s Bylaws may be obtained by contacting the Secretary of the Company at 1-866-362-9331 or by writing the Secretary of the Company at 6363 College Boulevard, Suite 100A, Overland Park, Kansas 66211. Timely submission of a proposal does not mean the proposal will be allowed to be brought before the meeting.

These advance notice provisions are in addition to, and separate from, the requirements that a stockholder must meet in order to have a proposal included in any Company’s proxy statement under the rules of the SEC.

A proxy granted by a stockholder will give discretionary authority to the proxies to vote on any matters introduced pursuant to the above advance notice Bylaw provisions, subject to applicable rules of the SEC.

By Order of the Board of Directors

Diane M. Bono Secretary

July 8, 2024

TORTOISE POWER AND ENERGY INFRASTRUCTURE FUND, INC.
PO Box 43131
Providence, RI 02940-3131

EVERY VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Stockholder Meeting
6363 College Boulevard, Suite 100A,
Overland Park, KS 66211
on August 8, 2024

Please detach at perforation before mailing.

COMMON SHARES

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS. The undersigned holder of common shares of Tortoise Power and Energy Infrastructure Fund, Inc., revoking prior proxies, appoints H. Kevin Birzer and Diane M. Bono, or either of them, each with power of substitution, to vote all shares that the undersigned is entitled to vote at the combined annual meeting of stockholders of Tortoise Power and Energy Infrastructure Fund, Inc. to be held on Thursday, August 8, 2024, at 10:00 a.m. Central Time, at 6363 College Boulevard, Suite 100A, Overland Park, Kansas 66211, and at any adjournments thereof, as set forth on the reverse side of this card, and in their discretion upon any other business that may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Change of Address – Please print new address below.

____

____

TPZ_34014_070224
PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

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EVERY STOCKHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Combined Annual Stockholders Meeting to Be Held on August 8, 2024. The Combined Proxy Statement for this meeting is available at: https://cef.tortoiseadvisors.com/annual-proxy-information/

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted "FOR" proposals 1 and 2 and "AGAINST" proposal 3 and "AGAINST" proposal 4.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS Example: ☒

A Proposals **The Board of Directors recommends a vote "FOR" Proposals 1 and 2, and "AGAINST" Proposal 3 and "AGAINST" Proposal 4.**

	FOR	WITHHOLD
01. Rand C. Berney	☐	☐

		FOR	AGAINST	ABSTAIN
2.	To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending November 30, 2024.	☐	☐	☐
3.	Stockholder proposal requesting declassification of the Board of Directors to elect each director annually.	☐	☐	☐
4.	Stockholder proposal requesting consideration of measures to allow stockholders to monetize their shares subject to specified conditions.	☐	☐	☐

	YES	NO
I plan to attend the Annual Meeting.	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

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